AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON

January 23 2026

File No. 333-290668

Investment Company Act File No. 811-23856

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 /X/

PRE-EFFECTIVE AMENDMENT NO. 1

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. 5

EMERY PARTNERS INCOME CREDIT STRATEGIES FUND

(Exact Name of Registrant as Specified in Charter)

53 State Street, 23rd Floor

Boston, MA 02109

(Address of Principal Executive Offices, Zip Code)

1-866-509-1893

(Registrant’s Telephone Number, including Area Code)

Richard Blair

Emery Partners LLC

c/o Emery Partners Income Credit Strategies Fund

53 State Street, 23rd Floor

Boston, MA 02109

(Name and Address of Agent for Service)

Copy to:

John F. Ramirez

Practus, LLP

11300 Tomahawk Creek Pkwy, Ste 310

Leawood, KS 66211

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box [   ]

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box [X]

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box [   ]

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box [   ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box [   ]

It is proposed that this filing will become effective (check appropriate box):

[X] when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[   ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

[   ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[   ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[   ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[   ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[   ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[   ] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	$200,000,000	$27,260

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EMERY PARTNERS INCOME CREDIT STRATEGIES FUND

(SYMBOL: EPICX)

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.

WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE

U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER

TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN

ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED JANUARY 23, 2026

PROSPECTUS

[  ], 2026

Shares of Beneficial Interest

Emery Partners Income Credit Strategies Fund (“EPICX” or the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Interests in the Fund (“Fund Shares” or “Shares”) are also registered under the Securities Act of 1933, as amended (the “Securities Act”). Although Shares are registered under the 1940 Act and the Securities Act, they are subject to limitations on transferability and resale.

The Fund operates as tender offer fund, a type of fund that, if the tender offer is approved by the Board of Trustees, can provide liquidity to shareholders of the Fund (together “Shareholders”) through a process to tender their shares to the Fund in connection with a semi-annual repurchase offer. See “Repurchase of Shares.” The investment objective of the Fund is non-fundamental and, therefore, may be changed without the approval of the Shareholders.

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above.

i

This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of the Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.

You should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933 (the “Securities Act”) and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein.

●	Shareholders should generally not expect to be able to sell their Shares to the Fund (other than through the limited repurchase process) regardless of how the Fund performs.

●	Although the Fund may offer Share repurchases as a tender offer fund, each such offer is subject to approval by the Board of Trustees in its sole discretion.

●	Shares will not be listed on a public exchange, and it may take time for a secondary market to develop, if at all. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specific timeframe.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings. Such distributions may constitute a return of capital and reduce the amount of capital available to us for investment.

●	Entities in which the Fund may invest, such as REITs and certain partnerships, may not provide complete and final tax information to the Fund until after the Fund issues the IRS Form 1099-DIV to Shareholders. See “U.S. Federal Income Tax Matters.”

●	Shareholders will bear substantial direct and indirect fees and expenses in connection with their investment.

●	The Fund intends to invest primarily in privately-held funds and issuers for which very little public information exists and which may be more vulnerable to economic downturns and may experience substantial variations in operating results. Investments in privately held funds and issuers involve a high degree of business and financial risk that can result in substantial losses.

●	The Fund should be considered a complex investment that entails substantial risk, and a prospective investor should invest in the Fund only if the investor can sustain a substantial or complete loss of their investment.

Total Offering(1)

Shares
Public Offering Price	Current Net Asset Value
Maximum Sales Charge (as a percentage of purchase amount)	0.00%
Proceeds to Fund	Current Net Asset Value

(1)	Foreside Financial Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The minimum initial investment in Shares by any investor is $50,000. The Fund in its sole discretion may accept investments below this minimum amount. See “PURCHASE OF SHARES.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], 2026, has been filed with the SEC. You may also request a free copy of the Fund’s annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (866) 509-1893. The SAI, and other information about the Fund, is also available on the SEC’s website (www.sec.gov). The address of the SEC’s website is provided solely for the information of the prospective investors and is not intended to be an active link.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the United States and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Types of Investments and Related Risks” section on page 29 of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus and any Prospectus Supplement are made as of the date set forth on the applicable cover page. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Types of Investments and Related Risks” section of this Prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Shares.

TABLE OF CONTENTS

FUND SUMMARY	1
THE FUND	25
STRUCTURE	25
FUND FEES AND EXPENSES	26
FINANCIAL HIGHLIGHTS	26
USE OF PROCEEDS	28
INVESTMENT PROGRAM	28
TYPES OF INVESTMENTS AND RELATED RISKS	35
MANAGEMENT OF THE FUND	55
CALCULATION OF NET ASSET VALUE	56
CONFLICTS OF INTEREST	60
PURCHASE OF SHARES	63
REPURCHASE OF SHARES	65
PLAN OF DISTRIBUTION	68
DISTRIBUTION POLICY	68
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	69
U.S. FEDERAL INCOME TAX MATTERS	70

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FUND SUMMARY

The following summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information (“SAI”).

The Fund

Emery Partners Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. Interests in the Fund (“Fund Shares” or “Shares”) are also registered under the Securities Act of 1933, as amended (the “Securities Act”). Although Shares are registered under the 1940 Act and the Securities Act, they are subject to limitations on transferability and resale.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund currently offers one class of Shares.

Purchase and Repurchase of Shares

Prospective investors will be able to purchase Shares daily, directly from the Fund, at their then-current net asset value (”NAV”), which is calculated daily, but Shareholders will not be able to sell their Fund Shares on a daily basis.

Shareholders may participate in a process to tender their Shares to the Fund in connection with a semi-annual repurchase offer, if the tender offer is approved by the Board of Trustees (the “Board”). The Adviser (defined below) may recommend that the Board approve repurchases of Fund Shares more frequently than semi-annually. Further, the Adviser currently expects that, typically, they will recommend to the Board that each semi-annual repurchase offer should apply to no more than 5% of the net assets of the Fund, although the Adviser may recommend that a greater amount be repurchased at their discretion.

Repurchases by the Fund of its Shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

Investment Minimums	The minimum initial investment in the Fund is $50,000, and the minimum additional investment in the Fund is $25,000. The Adviser may reduce the minimum initial and additional investment amounts in its sole discretion. Shareholders will fund their entire investment concurrent with their subscription.

Board of Trustees	The Board is responsible for the overall management of the Fund.

Investment Adviser	Emery Partners LLC (the “Adviser”) serves as investment adviser of the Fund. The Adviser is located at 53 State Street, 23rd Floor, Boston, MA 02109.
Investment Objective	The Fund’s investment objective is to seek to provide current income and, secondarily, long-term capital appreciation. The investment objective of the Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of the Fund (together “Shareholders”).

Investment Strategy

The Adviser will seek to achieve the Fund’s investment objective by investing in income-producing assets. The Adviser intends to invest the Fund’s assets primarily through investments in a range of alternative investments and other listed and unlisted securities. Under normal circumstances, at least 80% of the Fund's Managed Assets (as defined under “Management Fee” below) will be invested in “credit and credit-related investments”. The Fund defines “credit and credit-related investments” as debt securities, such as bonds and loans, yielding securities, and fixed income investments.

The investment strategy involves the careful selection of investment managers (“Underlying Managers”) of funds which are privately offered pooled investment vehicles issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)). In addition, the Fund may invest in co-investments that are originated, serviced, and/or underwritten by the Underlying Managers (but not with other funds and accounts managed by the Adviser, unless subject to exemptive relief) (“Co-Investments”) and direct investments (“Direct Investments”) originated, serviced, and/or underwritten by the Fund itself, which typically include private credit instruments, asset backed and structured credit agreements, lease agreements, other credit-related securities, originated, serviced, and/or underwritten by the Fund itself. Under normal circumstances, the Adviser expects the Fund to invest more than 50% of its assets in Private Markets Investment Funds with the remainder to be invested in Co-Investments up to 30% of its assets and Direct Investments up to 20% of its assets (as described under “INVESTMENT PROGRAM” below). The Fund will consider the investments of such Private Markets Investment Funds when determining its compliance with its 80% policy.

Private Markets Investment Funds typically will not be registered as investment companies under the 1940 Act. Therefore, the Fund's investments in Private Markets Investment Funds typically will not be subject to certain protections afforded to investors under the 1940 Act, including, but not limited to, certain corporate governance standards, as well as statutory protections against self-dealing and leverage limitations. Further, Private Markets Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil.

The Fund intends to seek opportunities that have either been overlooked or misunderstood by the market or that otherwise represent attractive return potential relative to other comparable investment opportunities. The Adviser believes that there may be investment opportunities in complex credit markets that are under-capitalized by traditional lenders (which will vary over time depending on market conditions) that could offer attractive risk-adjusted return potential. The assets of the Fund are expected to be generally allocated to privately offered alternative investments through Private Markets Investment Funds targeting relative and/or absolute returns primarily through implementing alternative credit strategies such as: senior secured lending, senior unsecured lending, junior debt, mezzanine lending, providing lines of credit, asset-based lending, receivables factoring, bridge financing, structured products, leasing, royalty payments, collateralized loan obligations, and derivatives thereof, and similar. Underlying assets owned by the Fund and/or Private Markets Investment Funds typically include private credit instruments, asset backed and structured credit agreements, lease agreements, other credit-related securities, and derivatives. The Fund intends to seek, on an ongoing basis, to identify successful Private Markets Investment Funds within the foregoing focus areas.

The Adviser seeks to achieve its investment objective by utilizing a rigorous due diligence and Underlying Manager selection process consisting of idea generation and sourcing, underwriting, operational due diligence, portfolio construction, and monitoring and risk management.

●	Idea Generation and Sourcing. The Investment Process begins with identifying opportunity sets that align with the objective of the Fund. The Fund targets assets and strategies that are typically short in duration, self-liquidating, have structural protections and credit enhancements, and are cash-flowing with limited or no use of leverage. Opportunity sets are generally not well-capitalized by traditional lenders, are often misunderstood and complex, and may require specific industry or market skill to operate within. Opportunity sets are identified both from a top-down macro perspective as well as a bottoms-up method by identifying new strategies on an ad-hoc basis. The opportunity set is analyzed to determine whether barriers to entry exist and what the risks are to the sustainability of attractive risk-adjusted returns potential. The Adviser has developed a vast network of managers, consultants, and industry contacts that acts as a sourcing channel to access differentiated and often capacity constrained opportunities.

●	Underwriting. Once a compelling opportunity is identified, the research team conducts a comprehensive investment due diligence process to evaluate the portfolio utility and potential investment-related risks of the particular manager and strategy. The research team may review the prospective manager’s ownership structure, investment team experience and qualifications, team turnover, and decision-making process to understand the incentive alignment of the organization and relative strengths and weaknesses of the investment and leadership teams. The research team evaluates the prospective manager’s process, including how they source, filter, underwrite, structure, and size positions to properly manage portfolios. The prospective manager’s track record including performance attribution, loan tapes, non-performing assets and work-outs, volatility, exposures, drawdowns, and turnover may also be analyzed by the research team as part of this process. In conjunction with the review of a prospective manager, the research team will speak with industry professionals and other managers in similar markets to conduct a cross-sectional peer analysis of strategies, processes, and performance to determine the manager’s relative edge in the market they operate within. Typically, the underwriting process is iterative and takes multiple weeks of calls, in-person meetings, and document reviews to compile a formal investment memorandum on a particular manager or investment opportunity.

●	Operational Due Diligence. Once it is determined that a manager or investment opportunity is a likely candidate for inclusion in the Fund, the Adviser conducts an operational due diligence review of the risks associated with the prospective manager’s business and operations. The review concentrates on an assessment of the manager’s people, processes, systems, regulatory and compliance, and external elements that may pose risk to the overall management of the investment strategy and are typically not covered in the investment due diligence review. Items covered may include, but are not limited to, a review of the organizations corporate structure, employee compensation, investor composition, policies and procedures (business continuity, code of ethics, expense policy, cash and wire controls, valuations, allocations), legal and compliance checks, mock compliance audits, deficiencies and remedies, information security policies, breach response policies, technology infrastructure, cyber insurance and others. The operational due diligence findings are collected and presented on the Adviser’s proprietary Operational Due Diligence Questionnaire. The operational due diligence process is typically performed in-house by the Adviser and in some cases outsourced to operational due diligence professionals.

●	Portfolio Construction. After a prospective manager or investment opportunity has completed the investment and operational due diligence phases, an analysis is conducted by the portfolio manager with a recommendation to be included in the Fund. Position sizing is determined based on a variety of factors, which include the risk-adjusted expected return, correlation to traditional asset classes or other strategies in the Fund, expected volatility, portfolio exposure and concentration, liquidity, and cost structure. Under normal circumstances, the Adviser expects the Fund to invest more than 50% of its assets in Private Markets Investment Funds with the remainder to be invested in Co-Investments up to 30% of its assets and Direct Investments up to 20% of its assets, which are expected to enhance expected returns and lower the overall management fee burden of the Fund. The Fund does not maintain specific targets for industries, sectors, strategies, geographies, maturities, duration, or credit quality when constructing the portfolio. However, the Adviser is cognizant of these factors and is highly concerned with balancing the risk of the portfolio through diversification and liquidity management.

●	Monitoring and Risk Management. After an Underlying Manager, Co-Investment, or Direct Investment has been included in the Fund, the research team continuously monitors the position to evaluate whether it is performing to the underwritten expectations. The research team routinely dialogues with portfolio investments to discuss exposures, performance, loan tapes, struggling assets, attribution, and changes in the opportunity set to monitor for style drift or diminishing excess returns. The research team uses quantitative and qualitative metrics to review and periodically test the investment thesis. On an ongoing basis, the portfolio’s concentration, market and tail risk exposure, liquidity, and duration are monitored to ensure the portfolio is positioned in-line with the objective and strategy. The portfolio manager regularly reviews these risks and the portfolio.

The Fund expects to focus on opportunities predominantly originated in North America, Europe, and other developed countries, although the Fund may also invest in areas outside of these geographies. Approximately 30% of the Fund’s investments are currently expected to be non-U.S. investments.

The Fund does not maintain specific targets for industries, sectors, strategies, geographies, maturities, duration, or credit quality. The allocation of investments will vary both from time to time and over time depending upon market circumstances among other factors. The Adviser will also take into account the requirement for qualifying to be taxed as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the “Code”). For more details, see the Investment Program section herein.

Borrowing

The 1940 Act requires a registered investment company, including the Fund, to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the indebtedness. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement. The Fund may borrow money for investment purposes and to otherwise provide the Fund with liquidity. Specifically, the Fund is authorized to borrow money through a secured revolving line of credit agreement (the “Credit Agreement”).

The Private Markets Investment Funds may utilize leverage in their investment activities. However, the Private Markets Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Therefore, the Fund may be exposed to the risk of highly leveraged investment programs through investments in the Private Markets Investment Funds. See “Types of Investments and Related Risk Factors.”

Management Fee

In consideration of the services provided by the Adviser to the Fund, the Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of Shares on such date. The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

Effective August 1, 2025, the Adviser has contractually agreed to continue to waive 0.25% of the Management Fee for the Fund until January 31, 2026. The fee waiver agreement may only be terminated prior to January 31, 2026 with the consent of the Adviser and the Fund’s Board of Trustees, and may be renewed by the Adviser in its sole discretion.

Other Fees and Expenses

The Fund, and, therefore, Shareholders, bears all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in Private Markets Investment Funds. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund, by investing in the Private Markets Investment Funds, indirectly bears its pro rata share of the expenses incurred in the business of the Private Markets Investment Funds. The Private Markets Investment Funds in which the Fund intends to invest generally charge a management fee of 0.00% to 2.00%, and approximately 0% to 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback. A carried interest allocation is a share of a Private Markets Investment Fund’s returns paid to its manager. A preferred return is a minimum rate of return that a Private Markets Investment Fund manager must achieve before it is entitled to a carried interest allocation. A clawback is a mechanism by which a carried interest allocation previously paid to a Private Markets Investment Fund manager may be returned to the Private Markets Investment Fund. See “Summary of Fund Expenses.”

Additionally, the Fund reserves the right to impose, on a future date, an “Early Repurchase Fee,” pursuant to which any repurchase of Fund Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to a fee equal to 2.00% of the NAV of any Shares repurchased by the Fund that were held for less than one year (as described under “REPURCHASE OF SHARES” below).

Risks

Investment in the Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in the Fund are set forth below.

The Fund has been organized as a continuously offered, closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike closed-end funds that list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical listed closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund has been structured as a tender offer fund, which can conduct repurchase offers subject to Board approval.

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s investment strategy. The Fund’s ability to hold positions through all types of market environments is crucial. Features that interfere with this ability (such as daily redemptions permitted by open-end funds) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective and strategy.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds.

Private Markets Investment Funds Risk.  A significant portion of the vehicles in which the Fund may invest (i.e., Private Markets Investment Funds) typically will not be registered as investment companies under the 1940 Act. As a result, the Fund's investments in Private Markets Investment Funds typically will not be subject to certain protections afforded to investors under the 1940 Act. These protections include, but are not limited to, certain corporate governance standards, as well as statutory protections against self-dealing and leverage limitations.

Due to the Fund’s investments in Private Markets Investment Funds, the Fund is subject to risks associated with legal and regulatory changes applicable to financial institutions generally, or hedge funds and private equity funds, such as the Private Markets Investment Funds in particular. The Fund may not be able to invest in certain Private Markets Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Markets Investment Fund that has been identified as an attractive investment opportunity. The Fund’s investments in certain Private Markets Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Markets Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Markets Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. The Fund may have challenges in monitoring operations and performance of Private Markets Investment Funds (i.e., access to information about a Private Markets Investment Fund investments and valuations) and conflicts may exist in private fund investments. A Private Markets Investment Fund’s investments are typically valued by the manager of such Private Markets Investment Fund. Such valuation generally will be conclusive with respect to the Private Markets Investment Fund, even though the manager of the Private Markets Investment Fund will generally face a conflict of interest in valuing such investments because the value of the investments will affect such manager’s compensation.

Private Markets Investment Funds have complex fee structures, including performance related compensation beyond what is permitted for funds registered under the 1940 Act (such as the Fund) and those fees may be charged even if the Fund itself loses money. Private Markets Investment Fund managers may charge Private Markets Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Markets Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Markets Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

Private Markets Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Markets Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Markets Investment Fund manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Markets Investment Fund manager may focus on a particular country or geographic region, which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private Markets Investment Fund managers may use derivatives for speculative or hedging purposes. Private Markets Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Markets Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Private Markets Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Markets Investment Funds. Private Markets Investment Fund managers may sell short securities held by Private Markets Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Private Markets Investment Funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private Markets Investment Fund managers may change their investment strategies at any time. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets without limitation in restricted and illiquid securities. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

The managers of the Private Markets Investment Funds in which the Fund may invest may have relatively short track records and that may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, directly or through exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds, commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”), the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Tax Risk. The Fund faces the risk that it could fail to qualify as a RIC under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, possibly with retroactive effect, which could adversely affect the Fund and/or its Shareholders. The federal, state, local and foreign income and other tax consequences of an investment in Fund Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Credit Risk. There is a risk that issuers of debt securities will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a security and in Shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the high yield securities held by the Fund. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stock and are subject to risks associated with both debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities are also subject to credit risk and prepayment or redemption risk. In addition, the Fund or certain Investment Funds may invest in convertible securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” Convertible securities also have characteristics similar to common stock especially when their conversion value is the same as the value of the bond or preferred share. The Fund intends to qualify as RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the diversification of its assets. The Fund’s investments in convertible securities can cause challenges for the Fund to comply with these requirements because the valuation of a convertible security may change in a notable manner when its conversion feature is “in the money.”

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Structured Products. The Fund may invest in asset-backed opportunities across broad sectors such as consumer and commercial specialty finance and corporate credit. The collateralized loan obligations and issued asset-backed securities in which the Fund invests may be highly leveraged, which magnifies the Fund’s risk of loss on such investments.

Asset-Based Loans and Leases. The Fund may invest indirectly or directly in asset based loans and leases that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s). The term loans can be provided to both private and public borrowers with varying ownership structures.

Asset-Backed Securities. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; other equipment retail installment contracts or leased equipment, other non-mortgage- related income streams, such as income from renewable energy projects and franchise rights; or other assets. Asset-backed securities also include trust certificates representing undivided fractional interests in a trust whose assets consist of one of or a pool of the foregoing assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Receivables Factoring Risk. Investments in accounts receivable or receivables‑factoring arrangements are subject to the risk that the underlying obligors fail to pay amounts owed when due or dispute the validity of the receivable. Receivables may be subject to set‑off, dilution, fraud, or documentation defects. Factored receivables are typically illiquid and may be difficult to value. In the event of obligor default, there may be delays and costs in enforcing collection rights.

Bridge Financing Risk. Bridge loans are short‑term financings intended to provide interim liquidity until a borrower obtains permanent capital. Borrowers may be unable to secure such permanent financing, refinance the bridge loan, or complete the transaction for which the bridge loan was provided. Bridge loans often involve heightened credit and event risk, may be unsecured or subordinated, and may be subject to extension or restructuring. Failure of the borrower to obtain take‑out financing may result in losses.

Senior Secured Lending Risk. Senior secured loans are subject to credit risk, including the risk that a borrower will be unable to meet its obligations. Although secured by collateral, the value of such collateral may decline, may be difficult to liquidate, or may be insufficient to cover the borrower’s obligations. Senior secured loans may be illiquid and subject to restrictions on transfer. In the event of borrower default, there may be delays in exercising remedies or enforcing security interests.

Senior Unsecured Lending Risk. Senior unsecured loans are not backed by collateral and therefore involve greater credit risk than secured loans. In the event of borrower default, there may be limited recourse and less recovery than holders of secured or more senior obligations. Unsecured loans may be illiquid, difficult to value, and subject to significant volatility during periods of market stress.

Junior Debt Risk. Junior or subordinated debt ranks below other obligations of the borrower and is subject to greater credit risk than senior debt. In the event of borrower insolvency, holders of junior debt may recover little or none of their investment. Junior debt may be unsecured, may contain payment‑in‑kind features, and may be highly sensitive to changes in the borrower’s financial condition. These instruments may be illiquid and difficult to value.

Mezzanine Lending Risk. Mezzanine loans are typically unsecured or subordinated and may include equity‑like features such as warrants or conversion rights. These loans involve significant credit and structural risk and may be issued by companies with limited operating histories or high leverage. Mezzanine loans may be illiquid, difficult to value, and subject to heightened risk of loss in the event of borrower default.

Lines of Credit Risk. Borrowers may draw on revolving credit facilities or other lines of credit during periods of financial stress, increasing the lender’s exposure at unfavorable times. Lines of credit may be secured or unsecured and may involve commitment fees, unused‑line fees, or other structural features that increase complexity. Borrowers may fail to repay amounts drawn, and a lender may be required to fund additional advances even when the borrower’s credit quality deteriorates.

Leasing Risk. Lease payments may be subject to default, early termination, or renegotiation. The value of leased assets may decline, may be difficult to remarket, or may require significant maintenance or refurbishment. Residual‑value assumptions may prove inaccurate, resulting in losses. Leasing arrangements may be illiquid and subject to legal or regulatory uncertainties.

Royalty Payment Risk. Royalty interests depend on the performance, sales, or usage of underlying products, intellectual property, or natural resources. Royalty streams may be volatile and unpredictable, and may decline due to market conditions, competition, regulatory changes, or obsolescence. Royalty agreements may be subject to audit disputes, reporting inaccuracies, or counterparty non‑payment. These investments may be illiquid and difficult to value.

Collateralized Loan Obligations (CLOs) Risk. CLOs are subject to the credit risk of the underlying loan portfolio as well as the structural risks of the CLO itself. Lower‑rated tranches may experience substantial losses if borrowers default or if credit conditions deteriorate. CLOs may be highly leveraged and sensitive to changes in interest rates, credit spreads, and prepayment rates. CLO securities may be illiquid, difficult to value, and subject to complex priority‑of‑payment structures that may magnify losses.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. The Fund or certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, in certain situations, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.

Currency Exposure Risk. Investments acquired by the Fund may be in a wide range of currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuation in currency rates. The Adviser will decide whether holding foreign currency exposure is appropriate or where hedging is necessary. However, there is no assurance that the Adviser will be able to hedge effectively the Fund’s foreign exchange positions.

Hedging Risks. While it may be possible for the Adviser to hedge some risks, it will not be obliged to do so and, if such hedging is carried out, there can be no assurance that it will be successful and it may negate certain profits that the Fund may otherwise have earned or even incur a loss. The Fund will bear the cost of all such hedging. Furthermore, it may not always be possible to hedge certain risks in many of the less developed markets in which the Fund may invest, as exchange-traded futures and options are not available in certain markets.

Interest Rate Risk. The Fund will have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund’s investments. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the Federal Reserve Board, international disorders and instability in domestic and foreign financial markets. In a changing interest rate environment, the Fund may not be able to manage this risk effectively. If the Fund is unable to manage interest rate risk effectively, the Fund’s performance could be materially adversely affected.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

Restricted and Illiquid Investments Risk. The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund or Investment Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt Shareholders.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Investment Funds Risk. Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Accordingly, Fund Shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees in the case of some Investment Funds, and other expenses at the Investment Fund level. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Investment Funds and may be higher than if the Fund invested directly in the underlying instruments. Additionally, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them. Each Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk and market risk. A significant portion of the Investment Funds in which the Fund may invest will likely not be subject to or registered under the 1940 Act. Such investments will not be subject to certain protections afforded to investors under the 1940 Act.

Risks Relating to Due Diligence of Investments. When conducting due diligence and making an assessment regarding the Private Markets Investment Funds and the Fund’s investments, the Adviser will rely on the resources available to them. The due diligence investigation that the Adviser carries out may not be accurate and may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating each investment opportunity. Moreover, such an investigation will not necessarily result in any particular investment being successful. The Fund will rely upon the accuracy and completeness of representations made to it in the due diligence process to the extent reasonable but cannot guarantee such accuracy or completeness.

Investment Concentration Risk. The Fund has been formed for the specific purpose of making the types of investments set forth in the Fund’s investment strategy. Concentration in a specific market segment may involve risks greater than those generally associated with diversified funds, including significant fluctuations in returns. In addition, the underlying investment targets of the Fund may include funds or other investments which are concentrated in a single investment or business. An unfavorable performance of the investments used to deploy the Fund’s investment strategy would have a significant negative effect on the Fund.

Business and Regulatory Risk. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

Multiple Levels of Expense. Shareholders will pay the fees and expenses of the Fund and accordingly will indirectly bear the fees, expenses and carried interest (if any) of the Private Markets Investment Funds in which the Fund invests. This will result in greater expense to the Shareholders than if such fees, expenses and, as applicable, carried interest were not charged by the Fund and the Private Markets Investment Funds.

Operating Deficits. The expenses of operating the Fund (including the Management Fee payable to the Adviser by the Fund) are likely, especially in the early years, to exceed the Fund’s income and gain, thereby requiring that the difference be paid out of Fund assets. See “Summary of Fees and Expenses” below for additional information on Fund fees and expenses and the agreement limiting certain Fund expenses.

Limitations on Transfer. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. Therefore, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. Any repurchase of Shares by the Fund will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund is not required to repurchase Shares at any time. The Fund’s ability to repurchase its Shares via tender offers is extremely limited, and Shareholders should not rely on the Fund to repurchase Shares as a means of disposing of their investment in the Fund. If the Fund does repurchase Shares, such repurchases are subject to numerous risks, including those discussed under “Types of Investments and Related Risk - Repurchase Risks.”

Availability of Suitable Investments. Changes in various factors (including, among other factors, the interest rate environment, inflation, general economic conditions, securities market conditions, competition from other investors, tax burdens, foreign exchange rates and foreign political upheaval or instability) may adversely affect the availability of attractive investment opportunities for the Fund. Accordingly, there can be no assurances that the Fund will be able to invest fully or that suitable investment opportunities will be available.

Economic Environment. If market conditions deteriorate, the level of attractive investment opportunities for the Fund and the Private Markets Investment Funds may decline from the Adviser’s current expectations. It is possible that the Fund and the Private Markets Investment Funds may take a longer than anticipated time to invest capital, and as a result, for some period of time, the Fund may be relatively concentrated in a limited number of investments. Further, the Fund and the Private Markets Investment Funds may experience increased difficulty exiting an existing investment if a need for liquidity arises. Certain investments may be liquidated at a lower price than the Adviser believes reflects the asset’s fair value.

Diverse Shareholders. The Shareholders in the Fund may include persons or entities located in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of Shareholder than for another type of Shareholder.

General Economic and Market Risk. Through its portfolio investments, the Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies.

Illiquidity of Investments. An investor’s participation in the Fund requires a long-term commitment, with no certainty of return. The Fund’s investments in Private Markets Investment Funds and most of the portfolio investments of such Private Markets Investment Funds will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. The Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Difficulty of Valuing the Fund’s Investments. Generally, there will be no readily available market for the Fund’s investments and, hence, the valuation of the Fund’s investments is difficult and not without uncertainty and may not necessarily reflect the valuation of any such investment’s underlying assets. The Adviser may face a conflict of interest in valuing investments that lack a readily accessible market value as the value of the assets held by the Fund will affect the compensation of the Adviser.

Inability to Meet Investment Objective or Investment Strategy. The Adviser may not be able to purchase portfolio investments, and Private Markets Investment Funds may not have the opportunity to select, develop and invest in opportunities, for reasons beyond their control. In addition, as the number of funds managed by the Adviser increases, the portion of an investment opportunity allocated to any one fund (including the Fund) may decrease.

Performance of Investments. The performance of each Private Markets Investment Fund will be affected by the performance of each of such Private Markets Investment Fund’s underlying investments. Many factors will contribute to the performance of each such investment. In addition, the performance of Private Markets Investment Funds is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products.

Leverage. To the extent the Fund borrows money or otherwise leverages its investments, the favorable and unfavorable effects of price movements in the Fund’s investments will be magnified. In addition, the portfolio investments of the Private Markets Investment Funds in which the Fund may invest, and, thus, such Private Markets Investment Funds, are expected to employ or involve significant leverage and/or credit risk. Other investments in which the Fund may participate directly or indirectly, such as distressed securities and other special situations, may also involve exposure to interest-rate or credit risk.

Control of Portfolio Companies. A Private Markets Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests that could expose it to liabilities not normally associated with minority equity investments.

Reliance on Management. All decisions with respect to the management of the Fund’s portfolio will be made by the Adviser who, among other things, will select the investments of the Fund. The managers and general partners of the Private Markets Investment Funds selected by the Adviser will in turn make all decisions with respect to the assets invested in such Private Markets Investment Funds. The success of the Fund will be dependent upon, among other things, the financial judgment and abilities of the Adviser and the managers and general partners of the Private Markets Investment Funds and their affiliates. Of course, past performance of the Adviser and the managers or general partners of the Private Markets Investment Funds is not a guarantee of future results.

No Assurance of Return. The Fund is expected to enter into high-risk investment opportunities. The Fund may not achieve its expected operational objectives and may experience substantial fluctuations in its operating results. The Fund will be subject to the risks associated with market conditions, changes in regulatory environment, general economic and political conditions, the loss of key management personnel, and other factors. There is no assurance that the Adviser will be able to generate returns for the Fund’s investors or that returns will be commensurate with the risks related to the Private Markets Investment Funds.

Possibility of Fraud and Other Misconduct. The Private Markets Investment Funds could divert or abscond with the Fund’s assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct, resulting in losses to the Fund. Such misconduct is very difficult or impossible to detect and may not come to light until substantial losses have been incurred.

Foreign Investments. The Fund may invest in Private Markets Investment Funds that have portfolio investments outside of the United States. Risks of non-U.S. investing may include, in general, risks relating to (i) currency exchange matters, (ii) differences between the U.S. and foreign securities markets, (iii) certain economic and political factors and (iv) the possible imposition of foreign taxes on income and gain recognized with respect to such securities.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial conditions.

Emerging Markets. The Fund may invest, directly or indirectly, in portfolio companies based in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and of developed foreign markets and in general involve a greater degree of risk.

Investment in Joint Ventures and Other Entities. The Fund and the Private Markets Investment Funds may make investments through joint ventures or other entities. Such investments may involve risks not present in direct investments, including, for example, the outcomes of collaborative decision-making varying (adversely) from those which the Adviser would have reached itself, the possibility that a co-venturer or partner might become bankrupt, or might have interests, objectives, rights or remedies which are different from or may conflict with those of the Fund or the underlying Private Markets Investment Fund. Furthermore, if such co-venturer or partner defaults on its funding obligations, it may be difficult for the Fund or the applicable Private Markets Investment Fund to make up the shortfall. The Fund or a Private Markets Investment Fund may be required to make additional contributions to replace such shortfall, reducing the diversification of the Fund’s or an underlying Private Markets Investment Fund’s portfolio investments. The Fund or a Private Markets Investment Fund may also be liable for the conduct of its coventurers or partners. In addition, in negotiating an investment through joint ventures or other similar arrangements, the Fund or a Private Markets Investment Fund may have to agree to less favorable terms (e.g., bearing a disproportionate share of expenses) than might be present in direct investments.

Increase or Decrease in Managed Assets. The managers of the Private Markets Investment Funds may experience a major increase or decrease in the assets they manage, which may impair the ability of their strategies and operations to perform as expected. This could result in losses to the Private Markets Investment Funds and therefore indirectly to the Fund and its investors. In addition, the managers of the Private Markets Investment Funds may not be able to accept the Fund’s full desired allocation to the managers of the Private Markets Investment Fund, which may require the Fund to change its strategy or allocation targets.

Changes in Investment Strategy. The Adviser has broad flexibility to achieve the investment objective of the Fund. Thus, the investment strategies and approach may be altered without prior approval by the Fund’s Shareholders if the Adviser determines that such changes are in the best interest of the Fund and consistent with the Fund’s governing documents and investment objective. Any such decision to engage in a new activity could result in the exposure of the Fund’s capital to additional risks, which may be substantial.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the aster Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. The Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Fund.

Investment and Repatriation Restrictions. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. The risks relating to investments in non-U.S. securities may be heightened, for example, with respect to the possibility of nationalization or expropriation and limits on trade and foreign direct investment. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. Even where permitted, direct investments in certain companies may require significant government approvals and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Fund. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions. These measures could adversely affect the returns associated with certain investments of the Fund.

Competition. The business of investing in private markets opportunities is highly competitive, and successfully sourcing investments can be problematic given the high level of investor demand some investment opportunities receive. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There are no assurances that the Fund will be able to invest fully its assets or that suitable investment opportunities will be available.

Volatility Risk. Volatility in the global financial markets, or heightened and prolonged declines in those markets, could lead to losses and diminished investment opportunities for the Fund, prevent the Fund from successfully executing its investment strategy, or require the Fund to dispose of investments at a loss.

Recycling; Reinvestment Risk. The Adviser has the right to redeploy or reinvest amounts received from certain assets. Accordingly, to the extent such redeployed or retained amounts are reinvested in such assets, an investor in the Fund will remain subject to investment and other risks associated with such assets.

Cybersecurity Risk. The failure in cybersecurity systems, as well as the occurrence of events unanticipated in disaster recovery systems and management continuity planning could impair the ability of the Fund to conduct business effectively. Such events could also have an adverse effect on the Private Markets Investment Funds or their respective managers.

The Fund will depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, computer systems could be subject to cyberattacks and unauthorized access. Like other companies, the Adviser or the managers of the Private Markets Investment Funds may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, their computer systems and networks, or otherwise cause interruptions or malfunctions in their operations or the operations of the Fund or the Private Markets Investment Funds, which could result in reputational damage, financial losses, litigation, increased costs, and/or regulatory penalties.

Third parties with which the Fund will do business may also be sources of cybersecurity or other technological risks.

Lack of Regulatory Oversight. The 1940 Act provides certain protections to investors and imposes certain restrictions on registered investment companies, none of which will be applicable to the Fund’s investments in Private Markets Investment Funds which are not registered as investment companies under the 1940 Act.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Fund’s investments may adversely affect such investments. Certain Private Markets Investment Funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent Private Markets Investment Funds or the Fund from making certain investments that they otherwise would make. Other regulations may require the Private Markets Investment Funds or the Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment.

The Fund, the Adviser, and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. Some of this evolution may be directed at the private fund industry in general or certain segments of the industry, and may result in scrutiny or claims against the Fund, the Adviser, or their affiliates directly for actions taken or not taken by the Fund or the Adviser. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some portfolio investments unavailable to the Fund. The effect on the Fund, the Adviser, or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse.

It is impossible to predict what, if any, changes in the regulations applicable to the Fund or the Private Markets Investment Funds may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Fund or the Private Markets Investment Funds.

Litigation Risk. The Private Markets Investment Funds and/or the Fund could become involved in investor, insider trading or other litigation as a result of its investment activities, which could adversely affect the Private Markets Investment Funds or the Fund by, among other things, causing the Private Markets Investment Funds or the Fund to pay legal fees and damages, cease doing business or pursuing investment strategies, requiring the Adviser or other key personnel to divert time and effort away from the business of the Fund and the Private Markets Investment Funds.

Institutional Risk. The Fund or the Private Markets Investment Funds could incur major losses due to the financial difficulty of the brokerage firm, bank, or other custodian with which the Fund or the Private Markets Investment Funds deposits their assets.

Reserves. Under certain circumstances, a Private Markets Investment Fund may find it necessary to establish a reserve for contingent liabilities or withhold a portion of distributions to investors, in which case the reserved portion would remain at the risk of a Private Markets Investment Fund’s activities.

Enhanced Scrutiny and Potential Regulation of the Private Investment Partnership Industry and the Financial Services Industry. The Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations, is based on laws and regulations that are subject to change through legislative, judicial, and/or administrative action. Future legislative, judicial, and/or administrative action could adversely affect the Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations.

On July 21, 2010, President Obama signed into law the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other effects, the Dodd-Frank Act imposed increased recordkeeping and reporting obligations on the Adviser and on the managers of the Private Markets Investment Funds. While the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act (“FOIA”), no assurance can be given that the mandated disclosure of records or reports to the Securities and Exchange Commission (“SEC”) or other governmental entities will not have a significant negative impact on the Fund or the Adviser. It is possible that the increased regulatory burden, along with the corresponding increase in compliance costs, may cause some sponsors of Private Markets Investment Funds to exit the private fund industry, thereby decreasing the pool of eligible funds for investments.

In light of the heightened regulatory environment in which the Fund and the Adviser operate and the ever-increasing regulations applicable to Private Markets Investment Funds and their investment advisors, it has become increasingly expensive and time-consuming for the Fund, the Adviser, and their affiliates to comply with such regulatory reporting and compliance-related obligations. Furthermore, various federal, state, and local agencies have been examining the role of placement agents, finders, and other similar service providers in the context of investment by public pension plans and other similar entities, including investigations and requests for information. The Adviser may be required to provide certain information regarding investors in the Fund to regulatory agencies and bodies in order to comply with applicable laws and regulations. There can be no assurance that any of the foregoing will not have an adverse impact on the Adviser or otherwise impede the Fund’s ability to effectively achieve its investment objectives.

Investment Banking and Other Fees. The manager of a Private Markets Investment Fund may receive the economic benefit of certain fees from its portfolio companies for investment banking services and in connection with unconsummated transactions (e.g., topping, break-up, monitoring, directors’, organizational and set-up fees, and financial advisory fees).

Material, Non-Public Information. Managers of the Private Markets Investment Funds may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. A Private Markets Investment Fund would not be free to act upon any such information. Due to these restrictions, a Private Markets Investment Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it might otherwise have sold.

Constraints of Confidentiality Agreements. In the course of its investment process, the Fund and/or the Adviser may be required to enter into confidentiality agreements with current or potential Private Markets Investment Funds, portfolio companies and other counterparties that would prohibit the Fund and/or its affiliates from publicly disclosing sensitive information relating to certain investment opportunities. These arrangements could result in liabilities for the Fund. The Fund may choose, but is not required, to decline such investment opportunities in order to avoid the risk of exposing the Fund to such liability. As a result, the Fund’s investment flexibility may be constrained by these concerns, which may affect the Adviser’s ability to broaden the Fund’s investment portfolios and attain the diversification it would otherwise prefer.

Risks Related to Electronic Communication. The Fund may provide to Shareholders statements, reports and other communications relating to the Fund and/or its Shares in electronic form, such as email or via a password protected website (“Electronic Communications”). Electronic Communications may be modified, corrupted, or contain viruses or malicious code, and may not be compatible with a Shareholder’s electronic system. In addition, reliance on Electronic Communications involves the risk of inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent receipt of reports or other information by the Shareholders.

Potential Conflicts of Interest. The Adviser and its affiliates engage in various financial, advisory and investment activities. Such relationships and services may give rise to potential conflicts with the interests of the Fund and its Shareholders. Conflicts of interest described or contemplated herein and such other conflicts of interest that may arise from time to time will be resolved in the sole discretion of the Adviser. There can be no assurance that any actual or potential conflicts of interest will not adversely affect the Fund and the performance of the Fund, including, without limitation, the following:

Client Relationships. The Adviser’s principals are also employed by Shepherd Kaplan Krochuk, LLC (the former investment adviser to the Fund) and have long-term relationships and may provide investment advisory and other services to many clients. The Adviser may face conflicts of interest between activities or services performed for the Fund, on the one hand, and other clients on the other hand. In addition, the Adviser’s principals also have long-term relationships with a significant number of corporations and their respective senior managers, as well as with investors who may invest or may have invested in Private Markets Investment Funds and their underlying portfolio companies. In addition, the Adviser’s and Shepherd Kaplan Krochuk, LLC’s principals may also serve on the advisory boards of Private Markets Investment Funds and their affiliated funds, on the boards of entities that serve as the managers or advisers of the Private Markets Investment Funds, or on the boards of operating companies, including Private Markets Investment Funds or their affiliates. These and other similar relationships may raise conflicts between the Fund and other parties and may not be resolved in favor of the Fund.

Allocation of Investment Opportunities; Failure to Obtain and Limitations of Exemptive Relief. The Adviser and its affiliates may establish subsequent funds that invest or will invest pursuant to the same investment strategy as the Fund. Although the Adviser will use reasonable efforts to assure that investment opportunities appropriate for both the Fund and one or more of its other funds are allocated among the accounts of the Adviser (including the Fund and any other funds) on a basis that, over time, is fair and equitable, the Fund (i) will not have exclusive rights to any investment opportunities in relation to the rights of such funds and (iii) will not be entitled to any specific pro rata investment rights in relation to such funds or separate accounts.

Counterparty Risk. Counterparty risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a contract. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the contract in a bankruptcy or other reorganization proceeding.

Limited Operating History Risk. Although Richard Blair has served as a portfolio manager of the Fund’s since its inception (previously with the former investment adviser to the Fund), the Adviser was established in April 2025 and registered as an investment adviser with the SEC in July 2025 and, therefore, has a limited operating history upon which to evaluate its performance.

Calculation of Net Asset Value	The Fund calculates its NAV daily, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued income, fees, and expenses, each determined as of the relevant Determination Date.

The Private Markets Investment Funds invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Private Markets Investment Fund managers. Although procedures approved by the Board provide that the valuations determined by the Private Markets Investment Fund managers will be reviewed by the Adviser, neither the Adviser nor the Board are able to confirm independently the accuracy of the Private Markets Investment Fund managers’ valuations (which are typically unaudited, except at year-end). Accordingly, the Fund generally relies on such valuations, which generally are provided on a quarterly basis, even in instances where a Private Markets Investment Fund manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Private Markets Investment Fund manager’s compensation. Furthermore, the Private Markets Investment Funds typically provide the Adviser with only estimated net asset values or other valuation information, and such data is subject to revision through the end of each Private Markets Investment Fund’s annual audit.

Conflicts of Interest	The Adviser, the Private Markets Investment Fund managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. Investment decisions for the Fund are made independently of such other accounts. If, however, the Fund desires to invest in, or withdraw from, the same Private Markets Investment Fund as another account of the Adviser, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser’s allocation policies and procedures.

The Adviser may compensate, from its own resources, certain third-party broker-dealers, other industry professionals and their affiliates (“financial intermediaries”) in connection with the distribution of Shares in the Fund. The Fund may pay financial intermediaries for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing transaction orders or maintaining an Shareholder's account with them. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product. Shareholders should check with their financial intermediary to determine if it is subject to these arrangements.

Plan of Distribution	All subscription payments will be placed in an account held by UMB Fund Services, Inc. (or its designee) (the “Transfer Agent”), acting as the transfer agent, in trust for the subscribers’ benefit, pending release to the Fund. Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part, for any reason or no reason, in its sole and absolute discretion. Shares will not be listed on any national securities exchange and are not available in certificated form.

Foreside Financial Services, LLC (the “Distributor”) acts as the principal distributor for the Shares on a best-efforts basis. See “Other Service Providers.”

Distribution Policy	Subject to the Board’s discretion and applicable legal restrictions, and other than as required to qualify as a RIC (as defined below), it is expected that the Fund will authorize and declare quarterly dividends, to the extent the Fund has material net investment income. Nevertheless, the Board may cause the payment of special interim distributions in cash or in-kind to the Shareholders at the sole discretion of the Board.

A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Fund otherwise. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

The Fund reserves the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Description of Capital Structure and Shares	The Fund’s Declaration of Trust (each, a “Declaration of Trust”) authorizes the issuance of an unlimited number of full and fractional Shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other Share. Currently, the Fund offers one class of Shares. The Declaration of Trust provides that the Board may create additional classes of Shares. Share certificates representing Shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable. The Fund does not intend to hold annual meetings of its Shareholders.

U.S. Federal Income Tax Matters	The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will provide a 1099 tax reporting document before the April 15th filing deadline for U.S. federal income tax returns, instead of a Schedule K-1 that is typically provided later, so that an investment in the Fund will not require Shareholders to file for an extension. Please see the section entitled “U.S. Federal Income Tax Matters” for a discussion of important tax information.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware limited partnership on October 20, 2020 and converted to a Delaware statutory trust on March 14, 2023. Fund Shares are also registered under the Securities Act. The Fund’s principal office is located at 53 State Street, 23rd Floor, Boston, MA 02109, and its telephone number is (617) 762-0090. Investment advisory services are provided to the Fund by the Adviser pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”). The individuals who serve on the Board (“Trustees”) are responsible for monitoring and overseeing the investment program of the Fund.

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private Markets Investment Funds are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. Securities offered by Private Markets Investment Funds typically are sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors and high net worth individuals. Registered closed-end investment companies, such as the Fund, often impose relatively modest minimum investment requirements and offer their shares to a broader range of investors, as compared to Private Markets Investment Funds. The managers of Private Markets Investment Funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Advisers to registered closed-end funds, such as the Adviser, typically are compensated through asset-based fees.

The Fund is designed to allow Shareholders to participate in an investment program that invests in private market strategies without requiring, among other things, investors to commit the more substantial minimum investments required by many Private Markets Investment Funds, without subjecting the Fund to the same restrictions on the number of Shareholders as are imposed on many of those Private Markets Investment Funds, and at the same time providing the potential for a higher degree of liquidity than provided by Private Markets Investment Funds.

Investors will be able to purchase Fund Shares directly from the Fund. The Fund intends to offer Shares without limiting the number of Shareholders that can participate in its investment program, unlike many Private Markets Investment Funds. The procedures pursuant to which investors can purchase Shares of the Fund are discussed below in the “Purchase of Shares” section of this Prospectus. The procedures pursuant to which Shareholders can participate in Fund tender offers to repurchase such Shares are discussed below in the “Repurchase of Shares” section of this Prospectus.

FUND FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Shareholders will directly bear the expenses of the Fund and indirectly bear fees and expenses of the Fund, which are reflected in the following chart and in the example below.

Annual Expenses (as a percentage of the Fund’s average net assets)
Management Fee	0.85%
Fees and Interest Payments on Borrowed Funds (1)	0.29%
Other Expenses (1)	0.52%
Acquired Fund Fees and Expenses (2)	1.91%
Total Annual Fund Expenses	3.57%

(1)	“Fees and Interest Payments on Borrowed Funds” and “Other Expenses,” represent estimated amounts that the Fund is currently incurring.

(2)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Private Markets Investment Funds in which the Fund invests. Some or all of the Private Markets Investment Funds in which the Fund invests charge carried interests, incentive fees or allocations based on the Private Markets Investment Funds’ performance. The Private Markets Investment Funds in which the Fund invests generally charge a management fee of 0.00% to 2.00%, and approximately 0% to 20% of net profits as a carried interest allocation. The fees and expenses indicated are based on the prior fiscal period. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Private Markets Investment Funds, which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

Example

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.00% annual return, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$109	$185	$384

The example is based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and “Acquired Fund Fees and Expenses” also may be greater or less than that shown). Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Private Markets Investment Funds’ actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Private Markets Investment Funds’ incentive fees. The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, the Fund bears all expenses incurred in the business and investment program of the Fund.

Expenses borne by the Fund (and, thus, indirectly by Shareholders) include:

•	all expenses related to the investment program, including, but not limited to: (i) expenses borne through investments in the Private Markets Investment Funds, including, without limitation, any fees and expenses charged by the managers of the Private Markets Investment Funds (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as expenses associated with the Fund’s investments in Private Markets Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

•	fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), and the costs and expenses of holding any meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund’s governing documents, the 1940 Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, its officers or the Trustees;

•	recordkeeping, custody, administration and transfer agency fees and expenses, and fees and expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

•	all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency;

•	all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any transfer agent, custodian, administrator or other agent engaged by the Fund;

•	any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and tender offers and liquidations;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions;

•	costs and charges related to electronic platforms through which investors may access, complete and submit subscription and other fund documents or otherwise facilitate activity with respect to their investment in the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

The Private Markets Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. The managers of Private Markets Investment Funds generally assess asset-based fees to, and receive incentive-based allocations from, the Private Markets Investment Funds. As a result, the investment returns of the Private Markets Investment Funds will be reduced. As an investor in the Private Markets Investment Funds, the Fund will directly bear its proportionate share of the expenses and fees of the Private Markets Investment Funds and will also be subject to incentive allocations to the Private Markets Investment Fund.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance since the Fund’s commencement of operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm report, along with the Fund’s financial statements, is included in the annual report. The annual and semi-annual reports are available without charge upon request by writing to the Fund, c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, WI 53201-2175, or by calling the Fund toll-free at (866) 509-1893.

Emery Partners Income Credit Strategies Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended December 31, 2025 (Unaudited)		For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period March 14, 2023* through June 30, 2023

Net Asset Value, Beginning of Period	$9.60		$9.90	$10.02	$10.00
Income from investment operations:
Net investment gain (loss) (1)	0.10		0.25	0.42	0.20
Net realized and unrealized gain (loss) on investments	0.55		0.15	0.27	0.06
Total from investment operations:	0.65		0.40	0.69	0.26

Less Distributions to Investors from:
Net investment income	(0.34)		(0.69)	(0.81)	(0.20)
Return of capital	-		-	-	(0.04)
Realized capital gain	-		(0.01)	-	-
Total Distribution	(0.34)		(0.70)	(0.81)	(0.24)

Net Asset Value, End of Period	$9.91		$9.60	$9.90	$10.02

Total Return	6.91	%(2)	4.14%	7.22%	8.70	%(2)

Net assets, end of period (in thousands)	$78,363		$75,024	$82,932	$68,508

Net investment gain (loss) to average net assets (4)	2.57	%(3)	2.51%	4.26%	6.61	%(3)
Net investment gain (loss) to average net assets (including excise tax expense and interest expense) (4)	1.93	%(3)	2.51%	4.26%	6.61	%(3)
Ratio of net expenses to average net assets (4)(5)	1.43	%(3)	1.32%	1.48%	1.41	%(3)
Ratio of net expenses to average net assets (including excise tax expense and interest expense) (4)(5)	2.07	%(3)	1.32%	1.48%	1.41	%(3)

Portfolio turnover rate	11.24	%(2)	19.33%	25.30%	5.69	%(2)

*	Commencement of Operations
(1)	Based on average shares outstanding for the period.
(2)	Not annualized.
(3)	Annualized.
(4)	These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Schedule of Investments.
(5)	Effective August 1, 2025, the Adviser increased its management fee from 0.65% to 0.85% and agreed to waive 0.25% of the management fee until January 31, 2026.

USE OF PROCEEDS

Under normal circumstances, the Fund will seek to invest to pursue its investment program and objectives, consistent with market conditions and the availability of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Shareholders or result in a distribution consisting principally of a return of capital.

The Fund will pay the Adviser the full amount of the Management Fee, to which its Shareholders are indirectly subject, during any period prior to which less than all of the Fund’s assets are invested in portfolio investments.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to seek to provide current income and, secondarily, long-term capital appreciation. Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. For a complete description of the Fund’s fundamental policies, see ‘Investment Objectives and Restrictions - Fundamental Investment Restrictions’ in the SAI.”

Portfolio Investments

The Adviser will seek to achieve the Fund’s investment objective by investing in income-producing assets. The Adviser intends to invest the Fund’s assets primarily through investments in a range of alternative investments and other listed and unlisted securities. Under normal circumstances, at least 80% of the Fund's Managed Assets (as defined under “Management Fee” below) will be invested in “credit and credit-related investments”. The Fund defines “credit and credit-related investments” as debt securities, such as bonds and loans, yielding securities, and fixed income investments.

The investment strategy involves the careful selection of investment managers (“Underlying Managers”) of funds (including privately offered pooled investment vehicles which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)). In addition, the Fund may invest in co-investments that are originated, serviced, and/or underwritten by the Underlying Managers (but not with other funds and accounts managed by the Adviser, unless subject to exemptive relief) (“Co-Investments”) and direct investments (“Direct Investments”) originated, serviced, and/or underwritten by the Fund itself, which typically include private credit instruments, asset backed and structured credit agreements, lease agreements, other credit-related securities, originated, serviced, and/or underwritten by the Fund itself. Under normal circumstances, the Adviser expects the Fund to invest more than 50% of its assets in Private Markets Investment Funds with the remainder to be invested in Co-Investments up to 30% of its assets and Direct Investments up to 20% of its assets. The Fund will consider the investments of such Private Markets Investment Funds when determining its compliance with its 80% policy.

The actual allocation of investments may vary both from time to time and over time depending upon market circumstances among other factors. In targeting these allocations, the Adviser also will take into account the requirement for qualifying to be taxed as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund intends to seek opportunities that have either been overlooked or misunderstood by the market or that otherwise represent attractive return potential relative to other comparable investment opportunities. The Adviser believes that there may be investment opportunities in complex credit markets that are under-capitalized by traditional lenders (which will vary over time depending on market conditions) that could offer attractive risk-adjusted return potential. The assets of the Fund are expected to be generally allocated to privately offered alternative investments through Private Markets Investment Funds targeting relative and/or absolute returns primarily through implementing alternative credit strategies, such as: receivables factoring, bridge financing, senior secured lending, senior unsecured lending, junior debt, mezzanine lending, providing lines of credit, asset-based lending, structured products, leasing, royalty payments, collateralized loan obligations, and derivatives thereof, and similar. Underlying assets owned by the Fund and/or Private Markets Investment Funds typically include private credit instruments, asset backed and structured credit agreements, lease agreements, other credit-related securities, and derivatives. The Fund intends to seek, on an ongoing basis, to identify successful Private Markets Investment Funds within the foregoing focus areas.

The Fund expects to focus on opportunities predominantly originated in North America, Europe, and other developed countries, although the Fund may also invest in areas outside of these geographies. Approximately 30% of the Fund’s investments are currently expected to be non-U.S. investments.

The allocation of investments will vary both from time to time and over time depending upon market circumstances among other factors. The Adviser will also take into account the requirement for qualifying to be taxed as a RIC under the Code.

Investment Process

The Adviser seeks to achieve the investment objectives by utilizing a rigorous due diligence and manager selection process consisting of idea generation and sourcing, underwriting, operational due diligence, portfolio construction, and monitoring and risk management.

●	Idea Generation and Sourcing. The Investment Process begins with identifying opportunity sets that align with the objective of the Fund. The Fund targets assets and strategies that are typically short in duration, self-liquidating, have structural protections and credit enhancements, and are cash-flowing with limited or no use of leverage. Opportunity sets are generally not well-capitalized by traditional lenders, are often misunderstood and complex, and may require specific industry or market skill to operate within. Opportunity sets are identified both from a top-down macro perspective as well as a bottoms-up method by identifying new strategies on an ad-hoc basis. The opportunity set is analyzed to determine whether barriers to entry exist and what the risks are to the sustainability of attractive risk-adjusted returns potential. The Adviser has developed a vast network of managers, consultants, and industry contacts that acts as a sourcing channel to access differentiated and often capacity constrained opportunities.

●	Underwriting. Once a compelling opportunity is identified, the research team conducts a comprehensive investment due diligence process to evaluate the portfolio utility and potential investment-related risks of the particular manager and strategy. The research team reviews the prospective manager’s ownership structure, investment team experience and qualifications, team turnover, and decision-making process to understand the incentive alignment of the organization and relative strengths and weaknesses of the investment and leadership teams. The research team evaluates the prospective manager’s process, including how they source, filter, underwrite, structure, and size positions to properly manage portfolios. The prospective manager’s track record including performance attribution, loan tapes, non-performing assets and work-outs, volatility, exposures, drawdowns, and turnover are analyzed by the research team as part of this process. In conjunction with the review of a prospective manager, the research team will speak with industry professionals and other managers in similar markets to conduct a cross-sectional peer analysis of strategies, processes, and performance to determine the manager’s relative edge in the market they operate within. Typically, the underwriting process is iterative and takes multiple weeks of calls, in-person meetings, and document reviews to compile a formal investment memorandum on a particular manager or investment opportunity.

●	Operational Due Diligence. Once it is determined that a manager or investment opportunity is a likely candidate for inclusion in the Fund, the Adviser conducts an operational due diligence review of the risks associated with the prospective manager’s business and operations. The review concentrates on an assessment of the manager’s people, processes, systems, regulatory and compliance, and external elements that may pose risk to the overall management of the investment strategy and are typically not covered in the investment due diligence review. Items covered include, but are not limited to, a review of the organizations corporate structure, employee compensation, investor composition, policies and procedures (business continuity, code of ethics, expense policy, cash and wire controls, valuations, allocations), legal and compliance checks, mock compliance audits, deficiencies and remedies, information security policies, breach response policies, technology infrastructure, cyber insurance and others. The operational due diligence findings are collected and presented on the Adviser’s proprietary Operational Due Diligence Questionnaire. The operational due diligence process is typically performed in-house by the Adviser and in some cases outsourced to operational due diligence professionals.

●	Portfolio Construction. After a prospective manager or investment opportunity has completed the investment and operational due diligence phases, an analysis is conducted by the portfolio manager with a recommendation to be included in the Fund. Position sizing is determined based on a variety of factors, which include the risk-adjusted expected return, correlation to traditional asset classes or other strategies in the Fund, expected volatility, portfolio exposure and concentration, liquidity, and cost structure. Under normal circumstances, the Adviser expects the Fund to invest more than 50% of its assets in Private Markets Investment Funds with the remainder to be invested in Co-Investments up to 30% of its assets and Direct Investments up to 20% of its assets. The Fund does not maintain specific targets for industries, sectors, strategies, geographies, maturities, duration, or credit quality when constructing the portfolio. However, the Adviser is cognizant of these factors and is highly concerned with balancing the risk of the portfolio through diversification and liquidity management.

●	Monitoring and Risk Management. After an Underlying Manager, Co-Investment, or Direct Investment has been included in the Fund, the research team continuously monitors the position to evaluate whether it is performing to the underwritten expectations. The research team routinely dialogues with portfolio investments to discuss exposures, performance, loan tapes, struggling assets, attribution, and changes in the opportunity set to monitor for style drift or diminishing excess returns. The research team uses quantitative and qualitative metrics to review and periodically test the investment thesis. On an ongoing basis, the portfolio’s concentration, market and tail risk exposure, liquidity, and duration are monitored to ensure the portfolio is positioned in-line with the objective and strategy. The portfolio manager regularly reviews these risks and the portfolio.

The SAI contains a list of other fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”

Leverage

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund Shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a RIC to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, and measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt Shareholders.

Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempts to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

Other Information Regarding Investment Strategy

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 25 and 50%. The portfolio turnover rate is not expected to exceed 100% but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover typically result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Types of Investments

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

The Fund has been organized as a continuously offered, closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike closed-end funds that list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical listed closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund has been structured as a tender offer fund, which can conduct repurchase offers subject to Board approval.

The Fund may invest in the following types of investments. The Fund is under no obligation to invest in any of these investments.

Investment Funds

Private Markets Investment Funds. The term “privately offered pooled investment vehicles” or “Private Markets Investment Funds” as used throughout this Prospectus, refers to privately offered pooled investment vehicles, such as hedge funds or private equity funds, that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market but may have certain rights as to redemption. The Fund’s wholly-owned subsidiaries, if any, would not be considered Private Markets Investment Funds for purposes of this limitation. Rather, the Fund will look through these entities and to their underlying holdings for purposes of compliance with this limit.

Exchange Traded Funds (“ETFs”). The Fund may invest its assets in ETFs that invest primarily in the securities and asset classes discussed above subject to the Fund’s investment restrictions. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. ETFs are usually structured as trusts and are managed by professionals and provide the investor with diversification, cost and tax efficiency and liquidity. ETF investors have the ability to take long and short positions in ETFs and buy them on margin. ETFs are also useful for hedging purposes, and some provide quarterly dividends. Additionally, some ETFs are structured as unit investment trusts, which are funds that are not actively managed; instead, these funds hold a fixed portfolio of securities or assets and are overseen by trustees. These types of ETFs are usually registered under the 1940 Act. Some ETFs, however, may be grantor trusts which are not typically registered under the 1940 Act. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.

ETFs generally have two markets. The primary market consists of institutions that exchange a basket of securities plus cash in the form of dividends in exchange for shares of the ETF. The baskets, or units, are frequently large; a typical unit is equivalent to 50,000 ETF shares. The secondary market consists of an organized exchange such as a national securities exchange in which individuals may trade shares, often as little as a single share, during normal trading hours. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Usually, the trading price is close to the ETF’s NAV because ETFs permit certain financial institutions, called “authorized participants,” to deposit and redeem shares in-kind rather than in cash, to avoid an arbitrage opportunity. This is different from open-end funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Closed-End Funds. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in the securities and asset classes discussed above, subject to the Fund’s investment restrictions. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. These closed-end funds then use the proceeds from the initial public offering to purchase securities or other assets.

Such securities are listed for trading on the NYSE or NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open-End Funds (mutual funds). Open-end funds, unlike closed-end funds, can issue and redeem shares as necessary; when investors wish to invest, the fund issues new shares in exchange for cash. When existing investors wish to redeem shares, the fund repurchases these shares and pays the investors cash. The Fund may invest in investment companies such as open-end funds that invest primarily in the securities and asset classes discussed above, subject to the Fund’s investment restrictions.

Fixed Income Investments

Direct Loans. The Fund may invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component, of U.S. and non-U.S. companies.

Loan Origination. The Fund may originate loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to middle market companies and other entities. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations or the Adviser to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the size or type of loans it may originate, including with respect to a single borrower, except as limited by the Fund’s concentration policy, or with respect to borrowers that are determined to be below investment grade. The Fund’s origination of loans may be limited by the Fund’s intention to qualify as a regulated investment company under the Code. The Fund may retain all, or an applicable pro rata portion of, fees received in connection with originating or structuring the terms of any such loan.

Corporate Debt. The Fund may purchase debt securities of corporations and other businesses, including bonds, notes, debentures and commercial paper as well as bank loans to companies.

U.S. Bonds. The Fund’s investments in U.S. bonds will consist primarily of Investment Funds whose portfolios consist of U.S. bonds, notes and debentures issued by publicly-traded and private corporations, debt securities issued by the U.S. government or agency thereof, or debt securities issued by a municipality.

Foreign Developed Market Bonds. The Fund’s investments in foreign developed market bonds will consist primarily of Investment Funds whose portfolios include bonds, notes and debentures issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will utilize its investments in foreign developed market bonds for income, defensive portfolio measures or to maintain liquidity. The issuers of these bonds will be domiciled in industrialized countries with growth rates and economic activity similar to the U.S.

Emerging Market Bonds. The Fund’s investments in emerging markets bonds will consist primarily of Investment Funds whose portfolios include bonds, notes and debentures in which the issuer is domiciled in an “emerging market.” These bonds, notes and debentures will be issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will seek to utilize its investments in emerging market bonds for capital appreciation.

Equity Investments

U.S. Equities. The Fund’s investments in U.S. equities will consist primarily of investments in Investment Funds whose portfolios consist of securities issued by U.S. companies.

Foreign Developed Market Equities. The Fund’s investments in foreign developed market equities will consist primarily of investments in Investment Funds whose portfolios consist of securities issued by non-U.S. companies.

Emerging Market Equities. The Fund’s investments in emerging market equities will consist primarily of investments in Investment Funds whose portfolios consist of publicly-traded equity securities issued by non-U.S. companies in “emerging markets,” or those countries that are experiencing higher growth rates that are expected to continue for the foreseeable future and whose economies are becoming industrialized. To achieve an appropriate level of diversification, the Fund may employ several international equity asset managers, each of which may focus on a particular country or region of the world.

Private Equity Investments. The Fund’s investments in private equity may consist of private equity funds and direct investments in private companies. Private equity investing provides funds to private companies, i.e., companies that are not listed on a stock exchange. Because these companies’ securities are not publicly traded, they are illiquid and therefore may be difficult to sell should the private equity fund seek to sell them prior to a scheduled liquidity event. Types of private equity funds are venture capital funds, which invest in the early stages of a company’s operations during its “start-up” phase, growth equity funds, which invest in existing companies with proven business models, good customer bases, and positive cash flow generation or profits, buyout funds, which invest in established companies requiring capital to restructure or facilitate a change in ownership, and distressed investing funds, which specialize in purchasing the debt or equity of troubled companies that may have defaulted or are on the brink of defaulting. The Fund may invest in any of these types of private equity funds. The Fund may acquire its private equity investments through wholly-owned subsidiaries. The Fund intends to qualify as RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income and diversification of its assets. The Fund’s investments in private equity investments that in turn invest in medium or small capitalization companies that are not formed as corporations can cause challenges for the Fund to comply with these requirements because such investments may not be qualifying assets and may not produce qualifying income.

With respect to a Fund subsidiary, to the extent applicable:

●	The Fund will comply with the provisions of the 1940 Act governing investment policies on an aggregate basis with the subsidiary;

●	The Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the subsidiary so that the Fund treats the subsidiary’s debt as its own;

●	Any investment adviser to the subsidiary will comply with provisions of the 1940 Act relating to investment advisory contracts as if it were an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act;

●	The subsidiary will comply with provisions relating to affiliated transactions and custody; and/or

●	The principal investment strategies and principal risk disclosures of the Fund will reflect aggregate operations of the Fund and the subsidiary.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of the Fund’s net assets may fluctuate in response to fluctuations in the value of the portfolio investments in which the Fund invests. Discussed below are the investments generally made by Private Markets Investment Funds and where applicable, the Fund directly, and the principal risks that the Adviser and the Fund believe are associated with those investments. In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Private Markets Investment Funds or to maintain the liquidity necessary to effect repurchases of the Fund’s Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various investments selected by the Fund will produce positive returns or avoid losses or that the Fund will achieve its investment objective.

The following discussions of the various risks associated with the Fund and its Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Investment Funds Risk. The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds, or other Private Markets Investment Funds that are not registered under the 1940 Act. Additional risks of investing in Investment Funds, where noted, are described below:

Strategies Risk: Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them.

Multiple Levels of Fees and Expenses: By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Risk Related to Net Asset Value and Market Price. The market value of the ETFs and closed-end fund shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

Unregistered Investment Funds Risk. A significant portion of the vehicles in which the Fund may invest will likely not be registered under the 1940 Act and, therefore, not subject to the 1940 Act. As a result, the Fund’s investments will not be subject to certain protections afforded to investors under the 1940 Act. These protections include, but are not limited to, certain corporate governance standards, as well as statutory protections against self-dealing and leverage limitations.

Additional Private Markets Investment Funds Risk. Due to the Fund’s investments in Private Markets Investment Funds, the Fund is subject to risks associated with legal and regulatory changes applicable to financial institutions generally, or hedge funds and private equity funds, such as the Private Markets Investment Funds in particular. The Fund may not be able to invest in certain Private Markets Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Markets Investment Fund that has been identified as an attractive investment opportunity. The Fund’s investments in certain Private Markets Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Markets Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Markets Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Markets Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Markets Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Markets Investment Fund manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Markets Investment Fund manager may focus on a particular country or geographic region, which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private Markets Investment Fund managers may use derivatives for speculative or hedging purposes. Private Markets Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Markets Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Private Markets Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Markets Investment Funds. Private Markets Investment Fund managers may sell short securities held by Private Markets Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Private Markets Investment Funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private Markets Investment Fund managers may change their investment strategies at any time. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets without limitation in restricted and illiquid securities. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements. Private Markets Investment Fund managers may charge Private Markets Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Markets Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Markets Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

Additional Risk. The strategy of investing in Investment Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of investment company shares by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal. Generally, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any investment company, such as closed-end funds, mutual funds or ETFs, unless it is able to make purchases in reliance upon an Investment Fund’s exemptive order that permits investments in excess of the limits stated above.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, directly or through Investment Funds, the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. One of the risks associated with the Fund’s investments is credit risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return would be adversely impacted if an issuer of debt securities or a borrower under a loan in which the Fund’s invests becomes unable to make such payments when due. Although the Fund may make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment.

Counterparty Risk. Markets in which the Fund effects its transactions may be “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Fraud Risk. A concern when investing in loans and other debt securities is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Fund’s Share price may decrease, and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s Share price. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stock and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of convertible securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Convertible securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund or an Investment Fund is called for redemption, the Fund or Investment Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund or Investment Fund. In addition, the Fund and certain Investment Funds may invest in convertible securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s Share price. Convertible securities have characteristics similar to common stock especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The Fund intends to qualify as RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the diversification of its assets. The Fund’s investments in convertible securities can cause challenges for the Fund to comply with these requirements because the valuation of a convertible security may change in a notable manner when its conversion feature is “in the money.”

Preferred Securities Risk. Preferred securities represent equity interests in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities and are sensitive to changes in the issuer’s credit worthiness and to changes in interest rates and may decline in value if interest rates rise. In addition, preferred securities often have features that can adversely affect their returns, including the following:

●	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
●	Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity;
●	An issuer may be able to exercise an option to redeem its preferred securities at par earlier than scheduled; and
●	Certain preferred securities, for example, have redemption features that are triggered by changes in U.S. federal income tax or securities laws.

Equity Securities Risk. When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular equity security held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to preferred equity securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Tax Risk. The Fund faces the risk that it could fail to qualify as a RIC under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, possibly with retroactive effect, which could adversely affect the Fund and/or its Shareholders. The federal, state, local and foreign income and other tax consequences of an investment in Fund Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund and certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or an Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to consider with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, in certain situations, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders’ foreign tax credits or deductions with respect to these taxes.

Emerging Market Risk. The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets directly or indirectly through its investments in Investment Funds. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s or Investment Fund’s value or prevent the Fund or Investment Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Restricted and Illiquid Investments Risk. The Fund’s and certain Investment Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or Investment Fund would be difficult to sell, possibly preventing the Fund or Investment Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Investment Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. Investment Funds with principal investment strategies that involve securities of non-traded REITs, companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage by the Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt Shareholders.

Management Risk. The NAV of the Fund changes based on the performance of the securities, derivatives and other instruments in which it invests. The Adviser’s and Investment Funds’ managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of Investment Funds may also prove incorrect and may not produce the desired results.

Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

Repurchase Policy Risks. Repurchases by the Fund of its Shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Repurchase of Shares will tend to reduce the number of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. Please see “Taxation of Shareholders – Sales, Exchanges, or Redemptions” below for more detailed information.

Nature of the Fund. The Fund may make investments in Private Markets Investment Funds, the managers of which may have relatively short track records and that may rely on a limited number of key personnel. Such Private Markets Investment Funds invest may in turn invest in portfolio companies that have no, or relatively short, operating histories, which may have to compete with other companies with greater resources, which are also dependent upon a few key individuals for the successful development and manufacture of products, management, marketing or other critical functions, which may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence or which may require substantial additional capital to support. The Fund will not necessarily have the opportunity to evaluate the economic, financial and other information that will be used by the managers of the Private Markets Investment Funds in their selection, structuring, monitoring, and disposition of assets.

Multiple Levels of Expense. Shareholders will pay the fees and expenses of the Fund and will indirectly bear the fees, expenses, and carried interest (if any) of the Private Markets Investment Funds in which the Fund invests. This will result in greater expense to the Shareholders than if such fees, expenses and, as applicable, carried interest were not charged by the Fund and the Private Markets Investment Funds.

Limitations on Transfer. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. Therefore, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. Any repurchase of Shares by the Fund will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund is not required to repurchase Shares at any time.

With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 90 days prior to the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased prior to making a decision to tender. General economic and market conditions, or specific events affecting one or more underlying portfolio investments, could cause a decline in the value of Shares in the Fund after a Shareholder elects to tender Shares through the date that the Fund values such Shares for repurchase. Therefore, the value of a Shareholder’s Shares at the time the Fund repurchases such Shares may be lower relative to the date that the Shareholder elected to tender such Shares. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

In addition, the Fund’s investments in portfolio investments are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the Private Markets Investment Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in portfolio investments in a timely manner. When the Fund disposes of portfolio investments to raise cash to facilitate repurchases, the Fund will not be as fully invested in portfolio investments as it was prior to such dispositions and thus may not be able to achieve returns at a level that it would if it was more fully invested.

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposition of its interest in certain Private Market Assets, the Fund will thereafter hold a larger proportion of its assets in the remaining Private Market Assets, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining portfolio investments may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Fund’s portfolio investments, in that the Fund’s performance may be tied to the performance of fewer portfolio investments and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Availability of Suitable Investments. Although the Adviser believes that it should be able to find, and negotiate satisfactory terms for, suitable investments in sufficient quantity for the Fund, changes in various factors (including, among other factors, the interest rate environment, inflation, general economic conditions, securities market conditions, competition from other investors, tax burdens, foreign exchange rates and foreign political upheaval or instability) may adversely affect the availability of attractive investment opportunities for the Fund. Accordingly, there can be no assurances that the Fund will be able to invest fully or that suitable investment opportunities will be available.

Economic Environment. If market conditions deteriorate, the level of attractive investment opportunities for the Fund and the Private Markets Investment Funds may decline from the Adviser’s current expectations. It is possible that the Fund and the Private Markets Investment Funds may take a longer than anticipated time to invest capital, and as a result, for some period of time, the Fund may be relatively concentrated in a limited number of investments. Further, the Fund and the Private Markets Investment Funds may experience increased difficulty exiting an existing investment if a need for liquidity arises. Certain investments may be liquidated at a lower price than the Adviser believes reflects the asset’s fair value.

Diverse Shareholders. The Shareholders in the Fund may include persons or entities located in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of Shareholder than for another type of Shareholder.

General Economic and Market Risk. Through its portfolio investments, the Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies. A recession or an adverse development in the U.S. and/or foreign securities markets might have an adverse impact on some or all of the investments of the Fund, and thus the value of an investment in the Fund.

Illiquidity of Investments. An investor’s participation in the Fund requires a long-term commitment, with no certainty of return. The Adviser does not expect the Fund to receive substantial amounts of income or to realize substantial gains over the near term. The Fund’s investments in Private Markets Investment Funds, and most of the portfolio investments of such Private Markets Investment Funds will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. The Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investment may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable and the Fund or a Private Markets Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund or Private Markets Investment Funds may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund or Private Markets Investment Funds may be required to hold such investments despite adverse price movements. Even those markets which the Adviser or a general partner or manager of a Private Markets Investment Fund expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Difficulty of Valuing the Fund’s Investments. Generally, there will be no readily available market for the Fund’s investments and, hence, the valuation of the Fund’s investments is difficult and not without uncertainty and may not necessarily reflect the valuation of any such investment’s underlying assets. Valuations of the Fund’s investments will be determined by the Adviser in its sole discretion and will be final and conclusive to all of the Shareholders. The Adviser conducts a fair valuation of the Fund’s private investments based on valuations provided by the managers of such investments, which valuations may also be based on fair valuation procedures. These fair value determinations may prove to be inaccurate. The Adviser may face a conflict of interest in valuing investments that lack a readily accessible market value as the value of the assets held by the Fund will affect the compensation of the Adviser.

The fair values of private investments are subject to adjustment or revisions if the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer. The adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase or the Shareholder’s repurchase proceeds in a repurchase offer. Therefore, Shares may be purchased or repurchased at an NAV that may later turn out to have been incorrect.

Inability to Meet Investment Objective or Investment Strategy. The success of the Fund depends upon the ability of the Adviser to identify, select, develop and invest in portfolio investments that the Adviser believes offer the potential of superior relative returns. Similarly, the success of each of the Private Markets Investment Funds depends on the availability of appropriate investment opportunities and the ability of the general partners of such Private Markets Investment Funds to identify, select, develop and invest in appropriate investments. The availability of such opportunities will depend, in part, upon general market conditions. Factors beyond the Adviser’s control also may limit the availability of certain investments. For example, certain venture capital funds have announced they will not allow funds of funds to invest in their latest funds. It is possible that other private equity funds will be similarly reluctant to accept commitments from funds of funds due to concerns related to access to, and confidentiality of, information. Although the Adviser believes that significant investment opportunities currently exist, there can be no assurance that they will continue to exist or that the Adviser or the manager of any Private Markets Investment Fund will be able to identify, select, develop and invest in a sufficient number of opportunities to permit the Fund to invest all of their capital commitments or to diversify their portfolio investments to the extent described herein. In addition, as the number of funds managed by the Adviser increases, the portion of an investment opportunity allocated to any one fund (including the Fund) may decrease.

Performance of Investments. The performance of each Private Markets Investment Fund will be affected by the performance of each of such Private Markets Investment Fund’s underlying investments. Many factors will contribute to the performance of each such investment including: default rates and levels and timing of recoveries on investments; the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments; and the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments, among other factors.

In addition, the performance of Private Markets Investment Funds are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for underlying investments, (ii) Private Markets Investment Funds take years to achieve a realization event and are difficult to value before realization, (iii) Private Markets Investment Funds are made over time as capital is drawn down from investments, (iv) the performance record of their investments are not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Private Markets Investment Funds’ investments may be skewed upwards due to survivor bias and lack of reporting by underperforming managers.

Non-Diversification Risk. The Private Markets Investment Funds in which the Fund may invest may participate in a limited number of portfolio investments and, as a consequence, the aggregate return of the Private Markets Investment Funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.

Control of Portfolio Companies. A Private Markets Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests that could expose it to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

Reliance on Management. Unless otherwise provided by the 1940 Act, investors will have no right or power to participate in the management of the Fund or remove or replace the Adviser. All decisions with respect to the management of the Fund will be made by the Adviser who, among other things, will select the investments of the Fund. The managers and general partners of the Private Markets Investment Funds selected by the Adviser will in turn make all decisions with respect to the assets invested in such Private Markets Investment Funds. The Adviser will have no direct management authority with respect to either the Private Markets Investment Funds or their portfolio companies and will be relying largely on the management skills of the advisors and managers of the Private Markets Investment Funds and their portfolio companies. The success of the Fund will be dependent upon, among other things, the financial judgment and abilities of the Adviser and the managers and general partners of the Private Markets Investment Funds and their affiliates. Of course, past performance of the Adviser and the managers or general partners of the Private Markets Investment Funds is not a guarantee of future results.

Possibility of Fraud and Other Misconduct. When the Fund invests in the Private Markets Investment Funds, the Fund does not have custody of the assets or control of its investment by the Private Markets Investment Funds. The Private Markets Investment Funds could divert or abscond with the Fund’s assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct, resulting in losses to the Fund. Such misconduct is very difficult or impossible to detect and may not come to light until substantial losses have been incurred.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial conditions. New ventures may require considerable additional capital to develop technologies and markets, acquire customers and achieve or maintain a competitive position. This capital may not be available at all, or on acceptable terms. Further, the technologies and markets of such companies may not develop as anticipated, even after substantial expenditures of capital. Such companies may face intense competition from established companies with much greater financial and technical resources, more extensive development, manufacturing, marketing and service capabilities, and a greater number of qualified managerial and technical personnel.

Emerging Markets. The Fund may invest, directly or indirectly, in portfolio companies based in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and of developed foreign markets. Disclosure and regulatory standards in emerging markets are in many respects less stringent than in the United States and in developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a loss of any or all of an investment and, in the case of fixed-income securities, interest thereon. It also may be difficult to enforce contractual or other legal rights in certain countries. For example, legal proceedings in certain jurisdictions may take many years longer to conclude than similar proceedings in more developed countries. Moreover, once a judgment is obtained, a variety of causes may make enforcement or collection of that judgment difficult.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. The Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Fund.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Fund may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. The risks relating to investments in non-U.S. securities may be heightened, for example, with respect to the possibility of nationalization or expropriation and limits on trade and foreign direct investment. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Fund. While regulation of foreign investment has liberalized in recent years in some countries, there can be no assurance that more restrictive regulations will not be adopted in the future. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales by foreign investors and foreign currency. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions. These measures could adversely affect the returns associated with certain investments of the Fund.

Competition. The business of investing in private markets opportunities, such as leveraged acquisitions, reorganizations, and private equity situations is highly competitive, and successfully sourcing investments can be problematic given the high level of investor demand some investment opportunities receive. In addition, the current private equity environment has become even more competitive as hedge funds have begun to compete for investment opportunities that have traditionally been targeted by private equity funds. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There are no assurances that the Fund will be able to invest fully its assets or that suitable investment opportunities will be available.

Cybersecurity Risk. The failure in cybersecurity systems, as well as the occurrence of events unanticipated in disaster recovery systems and management continuity planning could impair the ability of the Fund to conduct business effectively. The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in the Adviser’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the ability of the Fund to conduct business and on its results of operations and financial condition, particularly if those events affect computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such events could also have an adverse effect on the Private Markets Investment Funds or their respective managers.

The Fund will depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Adviser or the managers of the Private Markets Investment Funds may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, their computer systems and networks, or otherwise cause interruptions or malfunctions in their operations or the operations of the Fund or the Private Markets Investment Funds, which could result in reputational damage, financial losses, litigation, increased costs, and/or regulatory penalties.

Third parties with which the Fund will do business may also be sources of cybersecurity or other technological risks. Certain functions are outsourced and these relationships allow for the storage and processing of the Fund’s or Adviser’s information, as well as customer, counterparty, employee and borrower information. While the Adviser engages in actions to reduce exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Lack of Regulatory Oversight. The Private Markets Investments Funds typically will not be registered as investment companies under the 1940 Act. The 1940 Act provides certain protections to investors and imposes certain restrictions on registered investment companies, none of which will be applicable to the Fund’s investments in Private Markets Investment Funds.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Fund’s investments may adversely affect such investments. For example, from time to time the market for private equity transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for such transactions, in part in response to regulatory pressure on providers of financing to reduce or eliminate their exposure to such transactions. Certain Private Markets Investment Funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent Private Markets Investment Funds or the Fund from making certain investments that they otherwise would make. Other regulations may require the Private Markets Investment Funds or the Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment. For example, the Fund may be subject to the regulations of the U.S. Federal Communications Commission (“FCC”) if it invests in an entity that has a direct or indirect interest in, owns or controls a “media company” (as defined by FCC regulations), such as a television or radio station, cable system or daily newspaper. These restrictions may, among other things, prohibit certain communications between an investor (or such investor’s officers, directors, partners or other officials) and the Adviser pertaining to the operations of the media company and may limit an investor from serving as an agent or employee of the Fund.

The Fund, the Adviser, and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. Some of this evolution may be directed at the private fund industry in general or certain segments of the industry, and may result in scrutiny or claims against the Fund, the Adviser, or their affiliates directly for actions taken or not taken by the Fund or the Adviser. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some portfolio investments unavailable to the Fund. The effect on the Fund, the Adviser, or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse.

Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the alternative investment fund industry in general. Certain legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Fund or the Private Markets Investment Funds may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Fund or the Private Markets Investment Funds.

Enhanced Scrutiny and Potential Regulation of the Private Investment Partnership Industry and the Financial Services Industry. The Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations, is based on laws and regulations that are subject to change through legislative, judicial, and/or administrative action. Future legislative, judicial, and/or administrative action could adversely affect the Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations.

On July 21, 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act provided for a number of changes to the regulatory regime governing investment advisers and Private Markets Investment Funds, including the Adviser and the Fund. Among other effects, the Dodd-Frank Act imposed increased recordkeeping and reporting obligations on the Adviser and on the managers of the Private Markets Investment Funds. Records and reports relating to the Fund that must be maintained by the Adviser and are subject to inspection by the SEC include (i) assets under management and use of leverage (including off-balance-sheet leverage), (ii) counterparty credit risk exposure, (iii) trading and investment positions, (iv) valuation policies and practices of the Fund, (v) type of assets held, (vi) side arrangements or side letters; (vii) trading practices; and (viii) certain other information. While the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act (“FOIA”), no assurance can be given that the mandated disclosure of records or reports to the SEC or other governmental entities will not have a significant negative impact on the Fund or the Adviser. It is possible that the increased regulatory burden, along with the corresponding increase in compliance costs, may cause some sponsors of Private Markets Investment Funds to exit the private fund industry, thereby decreasing the pool of eligible funds for investments.

The Adviser is required to comply with a variety of periodic reporting and compliance-related obligations under applicable laws (including, without limitation, the obligation of the Adviser and its affiliates to make regulatory filings with respect to the Fund and their activities under the Advisers Act (including, without limitation, Form PF and reports or notices in connection with the Alternative Investment Fund Managers Directive and/or U.S. Commodity Futures Tradition Commission-related matters)). In light of the heightened regulatory environment in which the Fund and the Adviser operate and the ever-increasing regulations applicable to Private Markets Investment Funds and their investment advisors, it has become increasingly expensive and time-consuming for the Fund, the Adviser, and their affiliates to comply with such regulatory reporting and compliance-related obligations. Furthermore, various federal, state, and local agencies have been examining the role of placement agents, finders, and other similar service providers in the context of investment by public pension plans and other similar entities, including investigations and requests for information. The Adviser may be required to provide certain information regarding investors in the Fund to regulatory agencies and bodies in order to comply with applicable laws and regulations. There can be no assurance that any of the foregoing will not have an adverse impact on the Adviser or otherwise impede the Fund’s ability to effectively achieve its investment objectives.

Investment Banking and Other Fees. The manager of a Private Markets Investment Fund may receive the economic benefit of certain fees from its portfolio companies for investment banking services and in connection with unconsummated transactions (e.g., topping, break-up, monitoring, directors’, organizational and set-up fees, and financial advisory fees).

Material, Non-Public Information. Managers of the Private Markets Investment Funds may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. A Private Markets Investment Fund would not be free to act upon any such information. Due to these restrictions, a Private Markets Investment Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it might otherwise have sold.

Constraints of Confidentiality Agreements. In the course of its investment process, the Fund and/or the Adviser may be required to enter into confidentiality agreements with current or potential Private Markets Investment Funds, sellers of Secondary Fund Investments, portfolio companies and other counterparties that would prohibit the Fund and/or its affiliates from publicly disclosing sensitive information relating to certain investment opportunities. These arrangements could result in liabilities for the Fund, in particular if a Shareholder that is required or compelled to publicly release information regarding its investments, such as pursuant to FOIA or other similar state or local disclosure laws applicable to such Shareholder, publicly discloses such information in response to an information request or otherwise. The Fund may choose, but is not required, to decline such investment opportunities in order to avoid the risk of exposing the Fund to such liability. As a result, the Fund’s investment flexibility may be constrained by these concerns, which may affect the Adviser’s ability to broaden the Fund’s investment portfolios and attain the diversification it would otherwise prefer.

Provision of Managerial Assistance. A Private Markets Investment Fund may obtain rights to participate substantially in and to influence substantially the conduct of the management of its portfolio companies that could expose such Private Markets Investment Fund or the Fund to claims by a portfolio company, its security holders and its creditors.

Disposition of Investments. In connection with the disposition of an investment in a portfolio company, a Private Markets Investment Fund may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business. A Private Markets Investment Fund may also be required to indemnify the purchasers of such investment to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which may ultimately have to be funded by the investors (including the Fund) in such Private Markets Investment Fund.

Failure to Make Capital Contributions. Typically, under its investment documentation or partnership agreement, a Private Markets Investment Fund may seek damages from an investor (such as the Fund) or impose upon the investor substantial penalties, such as the forfeiture of a substantial portion (e.g., 50% or more) of its investment in such Private Markets Investment Fund, if the investor fails to contribute a required installment of its capital commitment. A Private Markets Investment Fund may be unable to make planned investments if any of its investors fails to make required capital contributions, and may itself become subject to damages for breach of contract in respect of a planned investment. Accordingly, failure to make planned investments may adversely affect the value of the Fund’s investment in a Private Markets Investment Fund and accordingly the value of an investment in the Fund.

Indemnification. A Private Markets Investment Fund may indemnify its managers and their affiliates and personnel against claims, liabilities and expenses, including legal fees, incurred by them by reason of their activities on behalf of a Private Markets Investment Fund and its respective portfolio companies. The Fund’s indemnification obligations under such provisions generally will not be in excess of the Fund’s capital commitment to, plus distributions from, such Private Markets Investment Fund.

Tax Risks. The Fund does not currently anticipate being classified as a “publicly offered regulated investment company” under the applicable tax rules, which may require the imputation of such expenses to the Fund’s Shareholders. Certain expenses of a RIC that is not “publicly offered,” including advisory fees, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by such Shareholder. Miscellaneous itemized deductions are not deductible by non-corporate taxpayers in taxable years beginning before 2026 and are subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Internal Revenue Code. No miscellaneous itemized deduction is allowed for any taxable year beginning before 2026. A RIC is not “publicly offered” unless its shares are (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year.

The Fund or underlying portfolio investments will seek to restrict non-qualifying income from such investments that do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the “Gross Income Test” (as described in the section below titled “U.S. Federal Income Tax Matters”) necessary for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code. To the extent the Fund invests in portfolio investments that make investments into portfolio companies that are partnerships or transparent for U.S. federal income tax purposes, the Fund may be allocated non-qualifying income from such portfolio companies. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with the Gross Income Test could have significant negative tax consequences to Fund Shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the Gross Income Test, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) Shareholder’s returns.

The Fund may gain most of its exposure to certain operating portfolio companies and real estate through certain domestic and non-U.S. entities treated as corporations for U.S. federal income tax purposes within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code for qualification as a RIC. To the extent the Fund invests through domestic corporate entities (that are not REITs), any income will likely be subject to the 21% corporate level tax before being distributed to the Fund as a dividend. To the extent that the Fund invests through non-U.S. corporate entities, such entities may be treated as a “controlled foreign corporation” under the Internal Revenue Code. The IRS issued final regulations pursuant to which the “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include certain passive income) of the Fund attributable to its investment in a “controlled foreign corporation” is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in such “controlled foreign corporations” to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser will carefully monitor the Fund’s investments in such corporate entities to ensure that no more than 25% of the Fund’s assets are treated as invested in a single “issuer” for purposes of the Asset Diversification Test (as described in the section below titled “U.S. Federal Income Tax Matters”). Failure to comply with the Asset Diversification Test could have significant negative tax consequences to Fund Shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the Asset Diversification Test, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) Shareholder’s returns.

In addition, the Fund’s investment in “controlled foreign corporations” may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax as described in the section below titled “U.S. Federal Income Tax Matters”. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so. Failure to satisfy the Distribution Requirement will result in taxation of the Fund as a regular corporation.

Key Personnel. The performance of the Fund will depend in significant part upon the skill and expertise of the key personnel of the Adviser and may be affected by key individuals joining or leaving the Adviser and its affiliates. The Adviser expects that such individuals will devote as much time as they believe is necessary to assist the Fund in achieving its investment objective; however, none of such individuals will devote substantially all of his or her working time to the affairs of the Fund. The loss of one or more of the Fund’s key personnel could have a material adverse effect on the performance of the Fund. In addition, the performance of the Private Markets Investment Funds will depend in significant part upon the skill and expertise of the key personnel of the Private Markets Investment Fund’s managers. The Fund will have little or no control on the amount of time such personnel will devote to the Private Markets Investment Funds or the ability of such Private Markets Investment Funds to retain key personnel. The loss of one or more key personnel could have a material adverse effect on the performance of the Private Markets Investment Funds, and thus of the Fund.

Risks Related to Electronic Communication. The Fund may provide to Shareholders statements, reports and other communications relating to the Fund and/or its Shares in electronic form, such as email or via a password protected website (“Electronic Communications”). Electronic Communications may be modified, corrupted, or contain viruses or malicious code, and may not be compatible with a Shareholder’s electronic system. In addition, reliance on Electronic Communications involves the risk of inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent receipt of reports or other information by the Shareholders.

Tax Risks. Investment in the Fund involves numerous tax risks. Please see “Types of Investment and Related Risks – Tax Risks” for a discussion of some of these risks. The Adviser intends to comply at all times with the applicable provisions of the Code necessary for the Fund to elect and thereafter maintain its tax classification as a regulated investment company (“RIC”) under the Code. However, if for any reason the Fund should lose its classification as a RIC, such loss could produce adverse tax consequences.

Potential Conflicts of Interest.  The Adviser’s principals engage in various financial, advisory and investment activities. Although these relationships and services should enable the Adviser to offer attractive opportunities to the Fund, such relationships and services may give rise to potential conflicts with the interests of the Fund and the Shareholders. Conflicts of interest described or contemplated herein and such other conflicts of interest that may arise from time to time will be resolved in the sole discretion of the Adviser. There can be no assurance that any actual or potential conflicts of interest will not adversely affect the Fund and the performance of the Fund, including, without limitation, the following:

Client Relationships.  The Adviser’s principals are also employed by Shepherd Kaplan Krochuk, LLC (the former investment adviser to the Fund) and have long-term relationships and may provide investment advisory and other services to many clients. The Adviser may face conflicts of interest between activities or services performed for the Fund, on the one hand, and other clients on the other hand. In addition, the Adviser’s principals also have long-term relationships with a significant number of corporations and their respective senior managers, as well as with investors who may invest or may have invested in Private Markets Investment Funds and their underlying portfolio companies. In addition, the Adviser’s and Shepherd Kaplan Krochuk, LLC’s principals may also serve on the advisory boards of Private Markets Investment Funds and their affiliated funds, on the boards of entities that serve as the managers or advisers of the Private Markets Investment Funds, or on the boards of operating companies, including Private Markets Investment Funds or their affiliates. These and other similar relationships may raise conflicts between the Fund and other parties and may not be resolved in favor of the Fund

Other Activities of the Adviser. The Adviser will devote such time as shall be reasonably necessary to conduct the business affairs of the Fund in an appropriate manner, and it is expected that the managers of the Private Markets Investment Funds and their affiliates will devote such time as shall be reasonably necessary to conduct the business affairs of the Private Markets Investment Funds in an appropriate manner. However, the Adviser, their employees, such managers and their affiliates may continue to hold economic interests in, and furnish advisory, consulting and/or management services to, other persons or entities and with respect to similar or different investments. In certain circumstances, the ability of the Adviser to affect transactions may be restricted by applicable regulatory requirements and by internal policies designed to comply within such requirements. As a result, there may be periods when, as a result of the Adviser’s or its affiliates’ activities on behalf of other clients, they will not be able to engage in certain types of transactions on behalf of the Fund.

Allocation of Investment Opportunities. In addition, the Adviser and its affiliates intend to establish subsequent funds and advise future separate account clients, that invest or will invest pursuant to the same investment strategy as the Fund. Although the Adviser will use reasonable efforts to assure that investment opportunities appropriate for both the Fund and one or more of its other funds or separate account clients (other than certain of those opportunities that are brought to the Adviser’s attention by or through such separate accounts) are allocated among the accounts of the Adviser (including the Fund and any other funds and separate accounts) on a basis that, over time, is fair and equitable, the Fund (i) will not have any rights to certain investments that are brought to the Adviser’s attention by or through such separate accounts; (ii) will not have exclusive rights to any investment opportunities in relation to the rights of such funds or separate accounts; and (iii) will not be entitled to any specific pro rata investment rights in relation to such funds or separate accounts. In the event of any potential conflicts of interest, including with respect to investment opportunities, the Adviser and its members will act in the manner that they in good faith believe to be in the best interests of the Fund. In the event that a conflict of interest does arise, such conflict should be resolved in a fair and equitable manner.

The 1940 Act imposes significant limits on the ability of the Fund to co-invest with other funds and accounts managed by the Adviser. The Adviser and the Fund may apply for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside the Adviser and its affiliates in portfolio investments. There is no assurance that the Adviser or the Fund will receive such an exemptive order on a timely basis or at all. Until they obtain such exemptive order, or if they are not able to obtain the exemptive order, the Fund will not be permitted to participate in certain investments with the Adviser’s other funds and separate accounts. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available if the exemptive order were obtained.

However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Fund’s ability to participate in such portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Adviser, the portfolio managers of the Private Markets Investment Funds and their respective affiliates may provide services to other client accounts, investment funds and other entities that may invest in the same types of securities as the Private Markets Investment Funds or the Fund. The Adviser and certain of its investment professionals and other principals, also may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and their affiliates, “Other Accounts”). In addition, the Adviser may offer the Other Accounts and/or other unaffiliated investors (“Other Investors”) the ability to invest directly in the Private Markets Investment Funds. Allocation decisions will be made fairly, based on all available facts and circumstances. Nonetheless, there may be instances when allocating investments where some Other Investors may participate in certain opportunities made available to the Adviser while the Fund may not. Where accounts have competing interests in a limited investment opportunity, the Adviser does not typically allocate investment opportunities pro rata among funds and clients but rather allocates investment opportunities on the basis of numerous other considerations, including, without limitation, an account’s cash flows, investment objectives and restrictions, participation in other opportunities, appropriate design and balancing of investment portfolios of such account, compliance with applicable laws, and tax concerns as well as the relative size of different accounts’ same or comparable portfolio holdings. Furthermore, the Fund may face competition from these entities for investment opportunities and for the time and attention of their management personnel. As a result, the Fund (i) may not be offered the opportunity to participate in all investment opportunities identified by the Adviser and/or (ii) may not obtain its desired allocation to a particular Private Markets Investment Fund. Competition may also increase the prices the Fund pays for its investments or decrease the price received on sales of investments. In addition, the Adviser may receive fees from Other Accounts and Other Investors that are greater than those charged by the Fund, which could create a conflict of interest with respect to the allocation of investment opportunities. Portfolio managers of the Private Markets Investment Funds may also receive fees from other client accounts and investment funds that they provide services to that are greater than those charged to the Fund, which could also create a conflict of interest. In the event that a conflict of interest does arise, such conflict should be resolved in a fair and equitable manner. Furthermore, where such investment opportunities involve the Adviser and its members, officers, directors, employees and affiliates, such decisions will also be made in accordance with their respective code of ethics of the Adviser.

The Fund will not have exclusive rights to investment opportunities in relation to the rights of such other funds. “Cross transactions” between the Fund and other of the Adviser’s clients may give rise to a conflict of interest between the Fund and those of the other parties to the transaction. To the extent that the Fund makes an investment in the same investment opportunity as Other Accounts or Other Investors (each, a “Side-by-Side Investment”), such Side-by-Side Investment may be impacted by the actions of the Other Accounts and/or Other Investors. For example, in some instances another of the Advisor’s affiliated funds may own a large percentage of a Side-by-Side Investment. The withdrawal of the affiliated fund from such Side-by-Side Investment may (i) negatively impact the price of the securities held by the Side-by-Side Investment or (ii) trigger the liquidation and termination of the Side-by-Side Investment.

Investment Techniques. The Adviser and its affiliates will utilize various investments and investment techniques in the pursuit of the Fund’s investment strategy. Some such investments or investment techniques may potentially give rise to conflicts of interests in relation to the Adviser’s selection of investments or use of techniques (such as leverage) that have the effect of increasing the Adviser’s compensation.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board is responsible for the overall management of the Fund, including the supervision of the duties performed by the Adviser. The Board is comprised of three Trustees, two of whom are not “interested persons” of the Fund, as that term is defined by the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing officers of the Fund and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth in the section of the SAI entitled “Trustees and Officers of the Fund.”

The Adviser

The Adviser, 53 State Street, 23rd Floor, Boston, MA 02109, serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement. The Adviser was established in April 2025 and registered as an investment adviser with the SEC in July 2025. The Adviser manages the Fund’s business affairs and provides daily administrative services.

The Adviser is a Delaware limited liability company and SEC registered investment adviser. Registration with the SEC does not imply any level of skill or training. In providing asset management services, the Adviser gives advice as to the investment of funds on the basis of the particular needs of its clients. In the case of institutional investors, unless otherwise agreed, these services are offered to the institution, such as Private Markets Investment Funds, pension plans and other institutions that are clients of the Adviser, and not directly to the investors, limited partners, members, participants or clients of such institutions. The Adviser can also provide regular and continuous advisory services to high net worth individuals. In managing assets, the Adviser considers the specific investment objective and strategies, as well as guidelines and restrictions, established for each client account and tailors its advisory services accordingly. The Adviser normally retains full investment discretion to buy and sell securities and otherwise make investment decisions for asset management accounts that it manages directly. In addition to the other services, the Adviser may, in appropriate circumstances, provide certain clients with information and/or advice regarding investments in the Adviser’s own sponsored, Private Markets Investment Funds including private equity funds and private real estate funds.

In consideration of the services provided by the Adviser to the Fund, the Fund pays the Adviser a Management Fee, accrued daily and payable monthly, at the annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of Shares on such date. The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

Effective August 1, 2025, the Adviser has contractually agreed to continue to waive 0.25% of the Management Fee for the Fund until January 31, 2026. The fee waiver agreement may only be terminated prior to January 31, 2026 with the consent of the Adviser and the Fund’s Board of Trustees, and may be renewed by the Adviser in its sole discretion.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2024.

Portfolio Management

The Fund is managed by the Richard Blair, who is primarily responsible for their day-to-day management.

Richard Blair, CFA®, CAIA®

Founder, Managing Member

Richard Blair is the founder of the Adviser and serves as portfolio manager to the Fund. Mr. Blair is responsible for developing the Adviser's strategic development and implementing the investment strategy for the Fund. Mr. Blair also serves as Senior Vice President of Research for Shepherd Kaplan Krochuk, LLC, with primary responsibility for developing investment strategy and alternative investment research. He conducts research on capital markets, securities analysis, macroeconomics, investment strategies and portfolio construction for institutional, endowment and foundation, and high-net-worth clients. Mr. Blair also has extensive experience in sourcing, underwriting, negotiating, and monitoring alternative investment strategies, particularly across third-party investment managers. Prior to joining Shepherd Kaplan Krochuk, LLC and founding the Adviser, Mr. Blair contributed to asset allocation, portfolio construction, and manager selection for the Amherst College Investment Office. He is a graduate of the University of Delaware and is a CFA and CAIA charter holder.

Other Service Providers

(1) Foreside Financial Services, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, ME 04101, acts as Distributor of the Fund on a best-efforts basis, pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of the Shares. The Distributor does not receive compensation from the Fund for its distribution services, but will receive compensation for its distribution services from the Adviser. Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

UMB Fund Services, Inc. (or its designee) (“Fund Administrator”) serves as the Fund’s administrator, fund accountant, and transfer agent and performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays Fund Administrator a fee based on the average net assets of the Fund (subject to certain minimums) and will reimburse the Fund Administrator for out-of-pocket expenses.

Fifth Third Bank, National Association, serves as the Fund’s custodian.

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV daily, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued income, fees, and expenses, each determined as of the relevant Determination Date.

The Adviser oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund, which are in substance identical (the “Valuation Procedures”).

Private Markets Investment Funds

The Valuation Procedures provide that the Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual returns realized by a Private Markets Investment Fund on the disposition of its investments, and thus the returns realized by the Fund on its investment in such Private Markets Investment Fund, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Private Markets Investment Fund manager’s valuations are based. The Adviser and the Fund have no oversight or control over the implementation of a Private Markets Investment Fund manager’s valuation process.

In reviewing the valuations provided by Private Markets Investment Fund managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Private Markets Investment Fund manager does not represent the fair value of a particular Private Markets Investment Fund or direct private equity investment. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Private Markets Investment Fund manager, or whether to adjust such value to reflect a premium or discount to such NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Private Markets Investment Fund managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determines in good faith best approximates market value. From time to time, one or more independent valuation firms may be engaged to assist in the valuation process. These firms may value investments using a number of approaches as appropriate, and the Adviser may implement the methodologies used by these firms. Among approaches that might be utilized is a market approach, which uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business), or an income approach, which uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The foregoing approaches are not exhaustive and other methodologies may be employed as appropriate. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Private Markets Investment Fund managers may adopt a variety of valuation bases and provide differing levels of information concerning Private Markets Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Board, the Adviser will be able to confirm independently the accuracy of valuations provided by any Private Markets Investment Fund managers (which are generally unaudited).

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board, the Adviser or the Private Markets Investment Fund managers regarding appropriate valuations should prove incorrect. Additionally, Private Markets Investment Fund managers will generally only provide determinations of the net asset value of Private Markets Investment Funds periodically, in which event it may not be possible to determine the Fund’s NAV more frequently.

Other Investments

Market quotations will not be readily available for most of the Fund’s investments. To the extent the Fund holds securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Fund will generally value such assets as described below.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Prices for certain securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Adviser.

If a security price cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one independent broker.

Income Distributing Securities. Depending on the frequency and consistency of distributions, income from the Fund’s investments may either be recognized in the Fund’s NAV on an accrual basis as earned, or, for investments with known or expected distribution rates, an estimated or accruing amount, determined in good faith by the Adviser, may be applied to the calculation of the Fund’s NAV. In determining an estimated accrual, the Adviser will consider information provided by the general partner as well as historical distributions, with an emphasis on more recent periods. This accrual rate will be reviewed on a regular basis.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

In order to determine a fair value, these methods, at the discretion of the Fair Value Pricing Committee, are applied to the latest information provided by the underlying portfolio companies or other business counterparties. Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund. Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

In validating market quotations, the Fair Value Pricing Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Fair Value Pricing Committee makes use of reputable financial information providers in order to obtain the relevant quotations. For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Fair Value Pricing Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations.

CONFLICTS OF INTEREST

The Adviser’s Other Accounts

The Adviser or its affiliates provide or may provide investment advisory and other services to and carry on substantial investment activities for various Other Accounts (as previously defined). The Adviser and the investment professional(s) who manage the Fund’s investment portfolio will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the Other Accounts. These investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Fund has no interest in the activities performed by the Adviser and certain of its investment professionals and other principals for Other Accounts, and investment decisions for the Fund are made independently of such Other Accounts. If, however, the Fund desires to invest in, or withdraw from, the same Private Markets Investment Fund as an Other Account, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser’s allocation policies and procedures, as discussed below. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser will use reasonable efforts to assure that investment opportunities that are discovered by or brought to the attention of the Adviser (other than by or through an Other Account when the Adviser determines in good faith that such opportunity would not otherwise have come to its attention in a timely manner) and which are appropriate for the Fund and one or more Other Accounts are offered to, or allocated among, the Fund and Other Accounts on a basis that is fair and equitable, taking into account such factors as the Adviser, acting in good faith, believes are appropriate under the circumstances.

In the event, however, that the size of any available investment is limited to a degree that prevents one or more of the proposed investors from participating, the Adviser may choose to allocate such investment opportunity to a subset of such investors in its sole discretion. Similarly, if there is a limit on the number of subscriptions accepted by any investment target, the Adviser may choose to cause one or more of the Fund or Other Accounts to invest through a nominee entity or may allocate such investment among the proposed investors in its sole discretion.

The Fund, in compliance with applicable law, may sell its investments to another client advised by the Adviser, the Adviser or one of their affiliates and may purchase an investment from another client advised by the Adviser, the Adviser or one of their affiliates.

The 1940 Act imposes significant limits on the Fund’s co-investing with its affiliates. The Adviser, the Adviser and the Fund may apply for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside their affiliates in privately negotiated transactions. However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Fund’s ability to participate in such co-investments, including, without limitation, in the event that the available capacity with respect to a co-investment is less than the aggregate recommended allocations to the Fund. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Adviser, the portfolio managers of the Private Markets Investment Funds and their respective affiliates may provide services to Other Accounts. In addition, the Adviser may offer the Other Accounts and/or Other Investors the ability to invest directly in the Private Markets Investment Funds. Allocation decisions will be made fairly, based on all available facts and circumstances. Nonetheless, there may be instances when allocating investments where some Other Investors may participate in certain opportunities made available to the Adviser while the Fund may not. Where accounts have competing interests in a limited investment opportunity, the Adviser does not typically allocate investment opportunities pro rata among funds and clients but rather allocates investment opportunities on the basis of numerous other considerations, including, without limitation, an account’s cash flows, investment objectives and restrictions, participation in other opportunities, appropriate design and balancing of investment portfolios of such account, compliance with applicable laws, and tax concerns as well as the relative size of different accounts’ same or comparable portfolio holdings. Furthermore, the Fund may face competition from these entities for investment opportunities and for the time and attention of their management personnel. As a result, the Fund (i) may not be offered the opportunity to participate in all investment opportunities identified by the Adviser and/or (ii) may not obtain its desired allocation to a particular Private Markets Investment Fund. Competition may also increase the prices the Fund pays for its investments or decrease the price received on sales of investments. In addition, the Adviser may receive fees from Other Accounts and Other Investors that are greater than those charged by the Fund, which could create a conflict of interest with respect to the allocation of investment opportunities. Portfolio managers of the Private Markets Investment Funds may also receive fees from other client accounts and investment funds that they provide services to that are greater than those charged to the Fund, which could also create a conflict of interest. In the event that a conflict of interest does arise, such conflict should be resolved in a fair and equitable manner. Furthermore, where such investment opportunities involve the Adviser and its members, officers, directors, employees and affiliates, such decisions will also be made in accordance with their respective code of ethics of the Adviser.

Payments to Financial Intermediaries

The Adviser intends to compensate, from its own resources, certain financial intermediaries in connection with the distribution of Shares in the Fund. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Private Markets Investment Funds or their portfolio companies or investment vehicles managed or sponsored by the Adviser, or Private Markets Investment Fund managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or a Private Markets Investment Fund. Such entities may compete with the Fund or a Private Markets Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a Private Markets Investment Fund or a portfolio company of a Private Markets Investment Fund may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for a Private Markets Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. A financial intermediary may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or a Private Markets Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, a Private Markets Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, a Private Markets Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Private Markets Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or a Private Markets Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Private Markets Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Private Markets Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or a Private Markets Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Private Markets Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the managers of Private Markets Investment Funds will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that any such manager will abide by, and comply with, its stated practices. A Private Markets Investment Fund manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than portfolio investments.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Private Markets Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or by a Private Markets Investment Fund manager or any of its respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or a Private Markets Investment Fund.

The Fund will not have exclusive rights to investment opportunities in relation to the rights of such other funds. “Cross transactions” between the Fund and other of the Adviser’s clients may give rise to a conflict of interest between the Fund and those of the other parties to the transaction. To the extent that the Fund makes a Side-by-Side Investment, such Side-by-Side Investment may be impacted by the actions of the Other Accounts and/or Other Investors. For example, in some instances another of the Advisor’s affiliated funds may own a large percentage of a Side-by-Side Investment. The withdrawal of the affiliated fund from such Side-by-Side Investment may (i) negatively impact the price of the securities held by the Side-by-Side Investment or (ii) trigger the liquidation and termination of the Side-by-Side Investment.

Other Matters

A Private Markets Investment Fund manager, from time to time, may cause a Private Markets Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Private Markets Investment Fund managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser, its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PURCHASE OF SHARES

Prospective investors will be able to purchase Shares daily directly from the Fund at the then-current NAV calculated daily. Shareholders may attempt to sell their Fund Shares through a tender of their Fund Shares to the Fund in connection with a semi-annual repurchase offer, if the Tender Offer is approved by the Board.

Purchase Terms for Fund Shares

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. Investors may also buy Shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy Shares of the Fund (collectively, “Financial Intermediaries”). An order will be priced at the appropriate price next computed after it is received by a Financial Intermediary and received by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing transaction orders or maintaining an Shareholder’s account with them. Shareholders should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s then-current NAV per Share of that class next computed after it is received by the Financial Intermediary.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive purchase and repurchase orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be priced at the Fund’s then-current NAV per Share of that class next computed after they are received by an authorized broker or the broker’s authorized designee. Repurchase orders will be priced at the Fund’s NAV computed on the next applicable repurchase date, in each case assuming acceptance prior to the applicable transaction deadline and subject to any limitations relating to the size of the applicable repurchase offer.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing account prior to being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The minimum initial investment in the Fund is $50,000, and the minimum additional investment in the Fund is $25,000. The Adviser may reduce the minimum initial and additional investment amounts in its sole discretion. Shareholders will fund their entire investment concurrent with their subscription. Shareholder’s account balance in the Fund, as a result of repurchase requests by the Shareholder is less than $25,000.

You will ordinarily submit your purchase orders through your financial intermediary through which you opened your Shareholder account. Please have your financial intermediary contact the Transfer Agent for additional details. All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund Administrator.

Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

Anti-Terrorism and Anti-Money Laundering

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Shareholder. As a result, Shareholders will need to identify the name, address, date of birth, and other identifying information about the Shareholders. If a Shareholder’s identity cannot be verified, the Shareholder may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

REPURCHASE OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Shares of the Fund may not be traded on any secondary market. The Fund expects to conduct semi-annual repurchase offers (subject to Board discretion) as discussed in greater detail below under “Repurchase of Shares.”

Repurchase of Shares

While the Fund may conduct offers to repurchase its Shares, the Fund may only do so under very limited circumstances. Accordingly, Fund Shareholders should not expect to be able to participate in a repurchase offer initiated by the Fund.

Repurchase Offers by the Fund

The Fund, from time to time, may provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will precede the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date.

The Adviser will recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from Shareholders generally on a semi-annual basis. The Adviser expects that, generally, it will recommend to the Board that each semi-annual repurchase offer should apply to no more than 5% of the net assets of the Fund, although the Adviser may recommend that a greater or lesser amount be repurchased at their discretion. The Adviser also may recommend that the Board approve repurchases of Fund Shares more frequently than semi-annually.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per Share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares may be paid in cash or by the distribution of investments in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute investments in-kind except in the unlikely event that making a cash payment would result in an adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline.

The Fund reserves the right to impose, on a future date, an “Early Repurchase Fee,” pursuant to which any repurchase of Fund Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to a fee equal to 2.00% of the NAV of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Fund will not impose an Early Repurchase Fee until it provides notice to Shareholders, and Shares repurchased prior to the provision of such notice will not be subject to an Early Repurchase Fee.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Fund Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund Shares.

The Fund’s investments in Private Markets Investment Funds are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain any Private Markets Investment Fund’s manager’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in portfolio investments in a timely manner.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Fund Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $25,000 in the Fund after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

●  the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

●  ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●  continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●  any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●  with respect to a Shareholder subject to specific legal requirements (such as ERISA or the Bank Holding Company Act), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these legal requirements by virtue of continuing to hold any Shares; or

●  it would be in the best interests of the Fund, and in accordance with applicable law, for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. To the extent that a repurchase offer is oversubscribed, the participation by the Adviser in the repurchase offer will reduce the amount of Shares that the Fund will repurchase from Shareholders. As a result, Shareholders may be required to hold Shares for a longer period of time than they would had the Adviser not participated in the repurchase offer. See “Types Of Investments and Related Risks - Repurchase Risks” for a discussion of the risks associated with repurchase offers during the time that an affiliate of the Adviser constitutes the Fund’s largest Shareholder. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

PLAN OF DISTRIBUTION

The Fund is offered on a continuous basis. All subscription payments will be placed in an account held by the Transfer Agent in trust for the subscribers’ benefit, pending release to the Fund. Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part, for any reason or no reason, in its sole and absolute discretion. Shares will not be listed on any national securities exchange and are not available in certificated form.

DISTRIBUTION POLICY

Subject to the Board’s discretion and applicable legal restrictions, and other than as required to qualify as a RIC, the Fund generally intends to authorize and declare quarterly dividends, to the extent the Fund has material net investment income. The Fund expects that dividends will be paid on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of the net investment income of the Fund and any net capital gain realized by the Fund will be distributed to Shareholders at least annually. In addition, depending upon the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund, from time to time, may make a distribution that constitutes a return of capital for U.S. federal income tax purposes. A Shareholder’s return of capital will not be subject to U.S. federal income taxation at the time of its payment up to the amount of the Shareholder’s adjusted basis in their Shares. A distribution that constitutes a return of capital will, however, reduce the adjusted tax basis of a Shareholder’s Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the adjusted basis in their Shares is gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in the Shares, it will increase the amount of a Shareholder’s gain or decrease the amount of loss when the Shares are subsequently sold, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the Shareholder’s basis in such Shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares, which would generally constitute capital gain for a Shareholder holding Shares as capital assets.

As required under the 1940 Act, the Fund will provide a notice to Shareholders at the time of each distribution if such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement that discloses the sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, Shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. For tax purposes, at the end of the year the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital.

The net asset value of each Share that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder receives in respect of Shares.

A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Fund otherwise. A Shareholder will have an adjusted tax basis in the additional Shares of the Fund purchased through the Fund’s dividend reinvestment policy equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Shareholder’s account. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on their subscription document. Shareholders are free to change their election at any time by contacting the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund’s Declaration of Trust (each, a “Declaration of Trust”) authorizes the issuance of an unlimited number of full and fractional Shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other Share. Currently, the Fund offers one class of Shares. The Declaration of Trust provides that the Board may create additional classes of Shares. The Fund may apply to the SEC for exemptive relief from certain provisions of the 1940 Act and rules thereunder that would allow the Fund to offer additional classes of Shares. The Fund may offer additional classes of Shares in the future if such exemptive relief is granted. There is no guarantee that such exemptive relief will be granted. Share certificates representing Shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable. The Fund does not intend to hold annual meetings of its Shareholders.

Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund (in cash or in kind) among its Shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund.

The Fund may submit to the SEC an application for an exemptive order to permit the Fund to offer additional classes of Shares. Although there is no assurance that the SEC will grant such an order, any additional class of Shares will have certain differing characteristics and differences in the distribution and/or Shareholder servicing fees that may be charged. Currently, only the Fund intends to offer additional classes of Shares if the SEC exemptive order is granted.

The Shares of the Fund outstanding (unlimited number of shares authorized) as of June 30, 2025 were 7,816,397.

PROVISIONS IN THE GOVERNING DOCUMENTS REGARDING SHAREHOLDER DERIVATIVE CLAIMS

The Fund’s Declaration of Trust provides that no person, other than a Trustee of the Fund, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. The Declaration of Trust further provides that no Shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action. However, the foregoing 10% requirement shall not apply to claims made under federal securities laws.

In addition to the above requirements, a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met. First, the Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue. For purposes of the foregoing, a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his/her service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund. Second, unless a demand is not required under the first condition above, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. The Board of Trustees may designate a committee of two or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Any person purchasing or otherwise acquiring or holding any interest in Shares will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a Shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. Any decision by the Independent Trustees to bring, maintain, or settle such action, or to submit the matter to a vote of the Shareholders, shall be binding on all Shareholders who will be prohibited from maintaining a separate competing action relating to the same subject matter. However, the foregoing prohibition shall not apply to claims under federal securities laws.

U.S. FEDERAL INCOME TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and shareholders. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, shareholders who are not “United States persons” (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the IRS regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective investors and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Prospectus in light of the particular tax situations of the Shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders as dividends, but will pay corporate income tax on any portion that it fails to distribute. To qualify for treatment as a RIC, the Fund must satisfy various requirements primarily relating to its distributions, gross income and asset diversification.

A RIC must distribute annually to its shareholders dividends equal to at least the sum of 90% of its investment company taxable income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of any net tax-exempt interest income (the “Distribution Requirement”).

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In determining the amounts that are required to be distributed to avoid imposition of the excise tax, the Fund may be required to rely on information obtained from portfolio investments. If the information provided by the portfolio investments is not timely or accurate, the Fund may incur excise tax on undistributed income and gain. In addition, under certain circumstances, the Fund may decide that it is in its best interest to retain a portion of its income or capital gain rather than distribute such amount as a dividend for U.S. federal income tax purpose and, accordingly, cause the Fund to be subject to the excise tax.

Another requirement for RIC qualification is that at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Gross Income Test”).

In addition, at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, two or more issuers which the Fund “controls” and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Asset Diversification Test”).

For the purpose of determining whether the Fund satisfies the Gross Income Test, the character of the Fund’s distributive share of items of income, gain and loss derived through any portfolio investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as if the Fund had directly invested in the same assets held by the portfolio investments. Similarly, for the purposes of the Asset Diversification Test, the Fund, in appropriate circumstances, may “look through” to the assets respectively held by such portfolio investments.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the

RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the portfolio investments. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to shareholders. In addition, all distributions (including distributions of net capital gain) made to shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may invest up to 25% of its total assets directly or indirectly in a corporate subsidiary and to own multiple corporate subsidiaries as long as it satisfies the 50% Asset Test. The Fund is likely to invest through corporate subsidiaries in investments that are likely to generate non-qualifying income for purposes of the Gross Income Test. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where a corporate subsidiary is organized in the United States, such corporate subsidiary will be liable for U.S. federal corporate income tax on its income, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in such corporate subsidiary. If a net loss is realized by such corporate subsidiary, such loss is not generally available to offset the income of the Fund.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

If the Fund is not a “publicly offered regulated investment company” (as described below) the Fund will be subject to limitations on the deductibility of certain “preferential dividends.” In general, a dividend is preferential unless it is distributed pro rata to Shareholders, with no preference to any share of stock compared with other shares of the same class, and with no preference to one class as compared with another class, except to the extent the class is entitled to a preference. If the IRS or a court were to determine that the Fund paid a preferential dividend, such preferential dividends would not be deductible by the Fund and would not count towards satisfaction of the Distribution Requirement, and the Fund could lose its tax status as a RIC. The Fund will not be a “publicly offered regulated investment company” unless the Fund’s interests are (1) continuously offered to the public pursuant to a public offering as defined by Section 4 of the Securities Act, (2) regularly traded on an established securities market, or (3) held by or for no fewer than 500 persons at all times during the tax year. The Fund does not anticipate meeting any of these criteria and as such it expects not to be “publicly offered” for these purposes.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards).

The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional shares pursuant to the Fund’s dividend reinvestment policy.

Any distributions by the Fund from its investment company taxable income will be taxable as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income. Distributions by the Fund attributable to “qualified dividend income” received by the Fund and designated by the Fund as qualified dividend income generally may be taxed at the lower rates applicable to long-term capital gains in the case on non-corporate shareholders. In the case of corporate shareholders, dividends attributable to dividends from U.S. corporations may be eligible for a dividends-received deduction.

Similarly, in taxable years starting before 2026, non-corporate shareholders generally are entitled to a 20% deduction for distributions attributable to “qualified REIT dividends” received by the Fund and designated by the Fund as qualified REIT dividends.

Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the shareholder. However, if a shareholder received any long-term capital gain distributions in respect of repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its shareholders, who will be treated as if each shareholder received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below, if a repurchase of a shareholder’s Shares does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind.

U.S. individuals with “modified adjusted gross income”, and certain trusts and estates with “adjusted gross income”, exceeding certain threshold amounts are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income” or “undistributed net investment income in the case of trusts and estates. Net investment income, includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares).

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund is not publicly offered, special rules will apply with respect to the treatment of certain expenses of the Fund as explained below, which may require the imputation of such expenses to the Fund’s shareholders. For these purposes, the Fund will be “non-publicly offered” unless the Fund’s interests are (1) continuously offered to the public pursuant to a public offering as defined by Section 4 of the Securities Act of 1933 (as amended), (2) regularly traded on an established securities market, or (3) held by or for no fewer than 500 persons at all times during the tax year. The Fund does not anticipate meeting any of these criteria and as such it expects to be “non-publicly offered” for these purposes. Generally, the expenses covered by these rules include expenses relating to investment advice, marketing activities, shareholder communications not required by law, and custodian fees. These special rules also apply to only certain “affected investors” which include any individual (other than a nonresident alien whose income from the RIC is not effectively connected with a U.S. trade or business), any person (including a trust or estate) that computes its income in the same manner as an individual, and any pass-through entity if any of its interest holders is a pass-through entity or would be an affected investor if it held its interest in the Fund. If these rules apply to an investor in the Fund, the investor is treated as receiving an additional dividend equal to their share of the Fund’s “affected expenses” and as having paid such expenses themselves. In general, “miscellaneous itemized deductions” are not permitted for taxable years beginning before January 1, 2026 and are subject to limitations thereafter.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, qualified REIT dividends, capital gain dividends and share of affected expenses, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Taxation of Shareholders – Sales or Redemptions. Any gain or loss recognized on a sale or other disposition of shares of the Fund by a shareholder generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund. If shareholders are treated as receiving a deemed dividend, they will be notified of this treatment at year-end with such amount reflected on IRS Form 1099-DIV. Entities in which the Fund may invest, such as REITs and certain partnerships, may not provide complete and final tax information to the Fund until after the Fund issues the IRS Form 1099-DIV to shareholders. As a result, the Fund may need to reclassify the amount and/or character of income to shareholders after issuing IRS Forms 1099-DIV. Should such a reclassification be necessary, the Fund shall send shareholders a corrected and final IRS Form 1099-DIV to reflect the reclassified income, and shareholders should use the information on such corrected IRS Form 1099-DIV in completing their tax returns.

The Fund (or its administrative agent) must report to the IRS and furnish to Shareholders the cost basis information for purchases of Shares. In addition to the requirement to report the gross proceeds from the sale of Shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use a default cost basis method that will be separately communicated to you by the Fund (or its administrative agent). The cost basis method elected by a Fund Shareholder (or the cost basis method applied by default) for each sale of Shares may not be changed after the settlement date of each such sale of Shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Taxation of Fund Investments. It is intended that the Fund will invest a portion of its assets in Private Markets Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Some of the income that the Fund may earn directly or through a Private Investment Fund, such as income recognized from an equity investment in an operating partnership, may not be treated as qualifying income under the Gross Income Test. The Fund may have to dispose of interests in Private Markets Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Private Markets Investment Funds earn income of a type that is not qualifying gross income for purposes of the Gross Income Test or hold assets that could cause the Fund not to satisfy the Asset Diversification Test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the Gross Income Test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally may be required to incur corporate income taxes on their earnings, which ultimately may reduce the return to Shareholders.

Partners of a partnership must report their distributive share of the partnership’s income regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above (including in circumstances where investments by the Private Markets Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. However, the Fund is not required to avoid imposition of 100 percent of its income tax liability and is not required to avoid the excise taxes, which would effectively reduce (and could eliminate) the Fund’s returns. In addition, partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund and Private Markets Investment Funds in which the Fund invests may invest in REITs. In fact, the Fund may organize a subsidiary REIT to hold real estate investments. Dividends paid by a REIT, that are not designated as capital gains dividends or qualified dividend income will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to Shareholders as a capital gain distribution. Dividends attributable to a REIT’s receipt of qualified dividend income and designated as such will be taxed as qualified dividend income at reduced rates for non-corporate shareholders. Dividends received by a Private Investment Fund from a REIT and allocated to the Fund generally will not constitute qualified dividend income or qualify for the dividends-received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders.

Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and REIT dividends designated as qualified dividend income) are eligible for up to a 20% deduction by non-corporate taxpayers in taxable years beginning before 2026. Distributions by the Fund to shareholders that are attributable to qualified REIT dividends received by a Private Investment Fund and allocated to the Fund or by the Fund from a REIT subsidiary and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

For the purpose of determining whether the Fund satisfies the Gross Income Test, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that, generally, derives less than 90% of its income from the qualifying income described in the definition of the Gross Income Test above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain master limited partnerships (“MLPs”), which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Gross Income Test, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Diversification Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Gross Income Test and Asset Diversification Test.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for up to a 20% deduction by non-corporate taxpayers for taxable years beginning before 2026. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. Under current law, the Fund is not permitted to pass the special character of this income through to its shareholders.

The Fund may gain most of its exposure to certain operating portfolio companies and real estate through certain domestic and non-U.S. entities treated as corporations for U.S. federal income tax purposes within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. To the extent the Fund invests through domestic corporate entities (that are not REITs), any taxable income will be subject to corporate income tax before being distributed to the Fund as a dividend. The Fund will monitor its investments in corporate entities (that are not REITs) in order to ensure compliance with the Asset Diversification Test.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PRIMARY MARKETS INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions. The Fund may invest in complex securities, and these investments may be subject to complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income of certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year (and, for purposes of the 4% excise tax described above, on certain other dates as prescribed under the Code) its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the taxable year as well as those actually realized during the taxable year. Gain or loss from Section 1256 Contracts are considered 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to Shareholders by the Fund. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the income and excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. However, the Fund is not required to avoid imposition of 100 percent of its income tax liability and is not required to avoid the excise taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions by the Fund to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to (i) monitor its transactions, (ii) make the appropriate tax elections and (iii) make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund, and in turn the Fund, as a RIC and minimize the imposition of income and excise taxes.

Any forward contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In addition, investments by the Fund in particular combinations of Private Markets Investment Funds may also be treated as a “straddle.” A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

The Fund may indirectly hold equity interests in portfolio investments that may be classified as “passive foreign investment companies” or “PFICs.” If the Fund owns shares in a PFIC, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to the Fund; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to the Fund in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to the Fund any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Gross Income Test (as described above) if distributed to the Fund in the same year or, even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes its share of specified types of the CFC’s earnings, whether or not such income is distributed by the CFC. The Fund’s recognition of any such deemed distributions will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previous inclusions of deemed distributions but will correspondingly reduce the Fund’s tax basis in the CFC. The deemed inclusions of the Fund attributable to its investment in a CFC is “qualifying income” to the Fund to the extent that such income is distributed to the Fund in the same year or is derived with respect to the Fund’s business of investing in stock, securities or currencies.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) the tax-exempt entity incurs acquisition indebtedness with respect to its shares in the Fund. Charitable remainder trusts and certain other tax-exempt entities are subject to special rules and should consult their tax advisors.

Backup Withholding. The Fund will be required in certain cases to withhold at 24% of any distributions or proceeds paid and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect social security number or tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that it is not subject to backup withholding; or (iv) has failed to certify to the Fund that it is a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Non-U.S. shareholders (i.e., nonresident alien individuals and foreign corporations, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by non-U.S. shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the non-U.S. shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a non-U.S. shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold 30% of certain ordinary dividends it pays to non-U.S. entities that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Other Taxation. The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign income taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign income and other taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

STATEMENT OF ADDITIONAL INFORMATION

[  ], 2026

EMERY PARTNERS INCOME CREDIT STRATEGIES FUND

(Symbol: EPICX)

Shares of Beneficial Interest

Investment Adviser

Emery Partners LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Emery Partners Income Credit Strategies Fund (the “Fund”). This SAI is incorporated by reference and should be read in conjunction with the Fund’s prospectus dated [ ], 2026 (the “Prospectus”). You may obtain a copy of the Prospectus without charge by calling the Fund at (866) 509-1893. Capitalized terms not defined herein are defined in the Prospectus.

TABLE OF CONTENTS

THE FUND	S-2
INVESTMENT POLICIES AND PRACTICES	S-2
INVESTMENT OBJECTIVES AND RESTRICTIONS	S-2
ADDITIONAL INFORMATION ON INVESTMENT INSTRUMENTS, TECHNIQUES AND OPERATIONS	S-4
THE ADVISER	S-11
PORTFOLIO MANAGEMENT	S-12
ERISA AND CERTAIN OTHER CONSIDERATIONS	S-13
ADMINISTRATOR, ACCOUNTANT, AND TRANSFER AGENT	S-14
CHIEF COMPLIANCE OFFICER	S-14
THE DISTRIBUTOR	S-14
THE CUSTODIAN	S-15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-15
LEGAL COUNSEL	S-15
TRUSTEES AND OFFICERS OF THE FUND	S-15
LIMITATION OF TRUSTEES’ LIABILITY	S-21
PROXY VOTING	S-21
CODES OF ETHICS	S-22
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-22
FINANCIAL STATEMENTS	S-22
PORTFOLIO TRANSACTIONS	S-22
APPENDIX A - FINANCIAL STATEMENTS	S-24
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	S-32

THE FUND

General. The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware limited partnership on October 20, 2020 and converted to a Delaware statutory trust on March 14, 2023 under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated March 14, 2023 as may be amended from time to time (each, a “Declaration of Trust”). Emery Partners LLC serves as the Fund’s investment adviser (the “Adviser”).

Description of Shares. The Fund is authorized to offer shares of beneficial interest (“Shares”). The Fund may apply to the U.S. Securities and Exchange Commission (the “SEC”) for exemptive relief from certain provisions of the 1940 Act and rules thereunder that would allow the Fund to offer additional classes of Shares. The Fund may offer additional classes of Shares in the future if such exemptive relief is granted.

Voting Rights. Each Shareholder of record is entitled to one vote for each Share held on the record date for the Shareholder action or meeting. The Fund is not required, and does not intend, to hold annual meetings of Shareholders. Approval of Shareholders will be sought, however, for certain changes in the operation of the Fund and for the election of trustees of the Fund (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without Shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding Shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the Shareholders requesting the meeting.

Shares represent proportionate interests in the Fund’s assets.

INVESTMENT POLICIES AND PRACTICES

The Adviser intends to invest the Fund’s assets primarily through investments in a range of alternative investments and other listed and unlisted securities (collectively, “portfolio investments”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives. The Fund’s investment objective is described in the Prospectus. The Fund’s investment objective is non-fundamental, and may be changed without Shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives, and the Fund will notify Shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions. The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding Shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In applying the Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; (v) the Fund does not consider funds which are privately offered pooled investment vehicles issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)) to be investments in any single industry or group of industries; and (vi) the Fund will use its reasonable best efforts to take into account the Private Markets Investment Fund’s focus on particular industries.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Borrowing. The 1940 Act presently allows a fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Under Section 18(a) of the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities).

Lending. The 1940 Act does not prohibit a fund from making loans. The Fund may make loans to corporations or other business entities. The Fund also may acquire securities subject to repurchase agreements.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. Securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. In the case of loan participations, both the financial intermediary and the ultimate borrower are considered issuers where the loan participation does not shift to the Fund the direct debtor/creditor relationship with the borrower. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

ADDITIONAL INFORMATION ON INVESTMENT INSTRUMENTS, TECHNIQUES AND OPERATIONS

Under normal circumstances, at least 80% of the Fund's Managed Assets (as defined under “Management Fee” below) will be invested in “credit and credit-related investments”. The Fund defines “credit and credit-related investments” as debt securities, such as bonds and loans, yielding securities, and fixed income investments.

The investment strategy involves the careful selection of investment managers (“Underlying Managers”) of funds which are privately offered pooled investment vehicles issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)). In addition, the Fund may invest in co-investments that are originated, serviced, and/or underwritten by the Underlying Managers (but not with other funds and accounts managed by the Adviser, unless subject to exemptive relief) (“Co-Investments”) and direct investments (“Direct Investments”) originated, serviced, and/or underwritten by the Fund itself, which typically include private credit instruments, asset backed and structured credit agreements, lease agreements, other credit-related securities, originated, serviced, and/or underwritten by the Fund itself. Under normal circumstances, the Adviser expects the Fund to invest more than 50% of its assets in Private Markets Investment Funds with the remainder to be invested in Co-Investments up to 30% of its assets and Direct Investments up to 20% of its assets. The Fund will consider the investments of such Private Markets Investment Funds when determining its compliance with its 80% policy.

The actual allocation of investments may vary both from time to time and over time depending upon market circumstances among other factors.

The Fund may make investments in through private markets investment funds, exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds or commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”). Additional information regarding the types of securities and financial instruments in which the Fund or the Investment Funds will seek to invest is set forth below.

Non-U.S. Securities. The Fund or the Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), which represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which the Fund or an Investment Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

The Fund and certain Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund or an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes or speculative purposes to pursue its investment objective. Forward contracts are transactions involving the Fund or Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund or Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund or Investment Funds anticipate purchasing or selling a non-U.S. security. This technique would allow the Fund or Investment Funds to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund or Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund or Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for speculative purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when the Adviser or an Investment Fund manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or an Investment Fund’s investment portfolio.

Commodities. Some Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. To the extent that these storage costs relating to a commodity change while the Investment Fund is invested directly in that commodity, the value of the Investment Fund’s investment in that commodity may change accordingly. The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices. These variables may create additional investment risks that subject commodity investments by an Investment Fund to greater volatility and illiquidity than traditional security investments.

Investment Companies. Some of the Investment Funds in which the Fund may invest include investment companies, which generally are open-end funds (mutual funds), closed-end funds, and exchange traded funds. The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares (the “3% Limit”); (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund have received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund: the Fund will either seek instruction from the Fund’s Shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, if the Fund relies on Section 12(d)(1)(F), the Fund may further rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any investment company. Accordingly, when affiliated persons hold shares of any investment company, the Fund’s ability to invest fully in shares of that fund is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Investment Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an investment company’s outstanding securities, therefore, will be considered not readily marketable securities.

The Fund may separately rely on Rule 12d1-4, which provides an exemption from the 3% Limit, 5% Limit and 10% Limit if, among other things: the Fund, the Adviser, and any person controlling, controlled by, or under common control with the Adviser (collectively, the “Fund Group”) do not acquire control over an acquired fund; the Fund mirror votes shares of an acquired fund of which the Fund Group gains control due to a decrease in the acquired fund’s outstanding shares; the Adviser conducts an evaluation of the complexity of the fund of funds structure and the structure’s aggregate fees and expenses and determines that the fees and expenses are not duplicative; and the Fund and acquired fund enter into a fund of funds investment agreement to memorialize the terms of the arrangement (including terms that serve as a basis for the required findings).

Hedge Funds. Some of the Investment Funds in which the Fund may invest are “hedge funds,” which are Private Funds that would be required to register as investment companies but for an exemption under section 3(c)(1) or 3(c)(7) of the 1940 Act. Hedge funds pursue very diverse strategies and are distinguished from other pooled investment products primarily by their availability to a limited number of select investors, by agreements that lock up the investors’ capital for fixed periods, and by their managers’ performance-based compensation. They may also be distinguished by their use of strategies beyond the scope of most mutual funds. Hedge funds are not subject to the requirements and protections of the 1940 Act. In addition, investors should be aware that hedge funds often engage in leverage, short-selling, arbitrage, hedging, derivatives, and other speculative investment practices that may significantly increase investment loss. Hedge funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain hedge funds charge performance fees that may create an incentive for its manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, hedge funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Absolute Return Investments. As discussed in the Prospectus, the Fund may invest in managed futures funds, hedge funds and other absolute return investment vehicles that are often structured as privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Absolute Return Funds”). Each absolute return investment structured as a private partnership is managed by the general partner, managing member or equivalent entity of the Absolute Return Fund (the “Absolute Return Fund Manager”) under the direction of the portfolio managers or investment teams selected by the Absolute Return Fund Manager. The Absolute Return Fund Managers generally employ alternative or absolute return investment strategies in the management of the Absolute Return Funds. “Absolute Return” investment strategies refer to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets. Alternative investment strategies differ from “relative return strategies,” which generally seek to outperform a corresponding benchmark equity or fixed-income index.

Special Investment Techniques. The Fund and Investment Funds may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s (or Investment Fund’s) portfolio securities. The Fund and the Investment Funds may also use these techniques, including the use of derivative transactions, for speculative purposes in pursuing their respective investment objectives. The Fund and the Investment Funds may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives. Generally, the Fund and certain Investment Funds may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund or Investment Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed. A small investment in derivatives could have a substantial impact on the Fund’s or Investment Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund or Investment Fund were to invest in derivatives at an inopportune time, or the Adviser or Investment Fund Manager evaluates market conditions incorrectly, the Fund’s or Investment Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund or Investment Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate a position because of an illiquid secondary market.

Options and Futures. The Fund and certain Investment Funds may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or on the OTC market, or they may be negotiated directly with counterparties. In cases where instruments are purchased OTC or negotiated directly with counterparties, the Fund or Investment Funds are subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund and certain Investment Funds may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund or Investment Fund owns the underlying security. The sale of such an option exposes the Fund or Investment Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund or Investment Fund to other risks, as well. For example, the Fund or Investment Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund or Investment Fund may close a position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund or Investment Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund or Investment Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the CFTC by the Fund and Investment Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intend to conduct its operations to avoid regulation as a commodity pool. The CFTC provides that a registered investment company (“RIC”), such as the Fund, may be excluded from regulation if either the “percentage-of-margin” or “net notional” test are met. The “percentage-of-margin” test requires that the Fund limit its trading, such that aggregate initial margin and premiums required to establish commodity futures, options on futures, or commodity swap positions do not exceed 5% of the liquidation value of its portfolio, including unrealized profits and losses. This test does not apply to transactions entered into for “bona fide hedging purposes” and excludes from the calculation any portion of an option that is in-the-money at the time of purchase. The “net notional” test requires that the aggregate net notional value of the Fund’s commodities-related trading positions not used for bona fide hedging purposes, determined at the time its most recent position was established, does not exceed 100% of the liquidation value of its portfolio, including unrealized profits and losses. The term notional value is defined by asset class (e.g., different definitions apply to futures and swaps), as is the ability to net positions. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, as long as either the “percentage-of-margin” or “net notional” test is met, the Adviser is not subject to the registration and regulatory requirements of the CEA; however, if the Fund should no longer satisfy either test in the future, registration will be required.

Successful use of futures is also subject to the Adviser’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund and certain Investment Funds may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund or Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund and certain Investment Funds may purchase and sell call and purchase put options on stock indexes listed on national securities exchanges or traded on the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund and certain Investment Funds may enter into a variety of swap agreements, including equity, interest rate and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s or Investment Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s or Investment Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (“FDIC”), and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Investment in Corporate Subsidiaries

The Fund may invest up to 25% of its total assets in one or more entities taxable as corporations under Subchapter C of the Code that are wholly-owned, directly or indirectly, by the Fund (“Corporate Subsidiaries”) to primarily invest in U.S. private equity investments, including direct investments in U.S. private equity as well as U.S. private equity funds, and up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private oil and gas investments, including direct investments in U.S. oil and gas as well as U.S. private oil and gas funds, although each such Corporate Subsidiary may also invest in non-U.S. investments as well. The Fund will consolidate any Corporate Subsidiary for purposes of financial statements, diversification, leverage and concentration.

A Corporate Subsidiary will generally be organized as a Delaware limited liability company that has elected to be taxed as a U.S. corporation under Subchapter C of the Code. The Adviser will not receive a fee for managing the Corporate Subsidiaries, though the Fund will indirectly incur the operating expense of each Corporate Subsidiary.

For tax purposes, no more than 25% of the Fund’s assets may be invested in the securities of one or more issuers (other than securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same or similar trade or business. Under this limitation, the Fund’s investments in Corporate Subsidiaries investing in private equity investments in the aggregate and its investment in Corporate Subsidiaries investing in oil and gas in the aggregate must, in each case, be limited to no more than 25% of the value of the Fund’s total assets.

The Corporate Subsidiaries will be taxed as corporations and, accordingly, are subject to certain federal, state and local taxes on their income and assets.

Investment in a REIT Subsidiary

The Fund may invest up to 25% of its total assets in one or more wholly-owned and controlled entities that qualify as a REIT for federal income tax purposes (“REIT Subsidiary”) that is also managed by the Adviser and that invests through wholly-owned special purpose companies in direct real estate properties. The Fund will consolidate any REIT Subsidiary for purposes of financial statements, diversification, leverage and concentration.

A REIT Subsidiary is organized as a Maryland corporation that is qualified as a REIT for federal income tax purposes. The REIT Subsidiary is a “wholly-owned subsidiary” of the Fund pursuant to the definition of that term in the Investment Company Act (i.e., the Fund owns 95% or more of the subsidiary’s outstanding voting securities). The Fund will hold all of the common units of the REIT Subsidiary. To satisfy the “100-shareholder test” under the Internal Revenue Code of 1986, as amended (the “Code”) certain persons unaffiliated with the Adviser will purchase non-voting preferred shares of the REIT Subsidiary, although such ownership will constitute less than 1% by value of the outstanding shares of the REIT Subsidiary. The Adviser will not receive a fee for managing the REIT Subsidiary, though the Fund will indirectly incur the REIT Subsidiary’s operating expenses.

For tax purposes, no more than 25% of the Fund’s assets may be invested in the securities of one or more issuers (other than securities of other RICs) that the Fund controls and that are determined to be engaged in the same or similar trade or business. Under this limitation, the Fund’s investment in the REIT Subsidiaries must be limited to no more than 25% of the value of the Fund’s total assets. This limitation might require the Fund to reduce its allocation of assets to the REIT Subsidiaries in the event that the Fund subsequently forms one or more wholly-owned subsidiaries to which it transfers its holdings of any privately offered real estate debt subject to risk of foreclosure to maintain the Fund’s qualification as a RIC under Subchapter M of the Code.

To qualify as a REIT, a REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Since certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the Code, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the Code, to engage in such activities. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the REIT’s current and accumulated earnings and profits. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to Shareholders generally are not qualified dividends eligible for the reduced rates of tax.

Recent tax legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The Treasury Department recently released Proposed Regulations, on which taxpayers may rely pending the issuance of final regulations, that allow a RIC to pay and report “section 199A dividends” to its shareholders with respect to the RIC’s qualified REIT dividends. Under the Proposed Regulations, the amount of section 199A dividends that a fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the fund receives from REITs for a taxable year over the fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (i) the taxpayer’s “combined qualified business income amount” or (ii) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

THE ADVISER

General. The Adviser, located at 53 State Street, 23rd Floor, Boston, MA 02109, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. Affiliates of the Adviser also manage other investment accounts. In the course of discharging its non-portfolio management duties under the advisory contract, the Adviser may delegate to affiliates.

Advisory Agreement with the Fund. The Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually, with respect to the Fund: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and with respect to the Fund is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser.

Management Fee. In consideration of the services provided by the Adviser to the Fund, the Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of Shares on such date. The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. For the fiscal years ended June 30, 2023, June 30, 2024, and June 30, 2025, the Fund paid Shepherd Kaplan Krochuk, LLC (the former investment adviser to the Fund) advisory fees in the amount of $170,994, $526,596, and $551,362, respectively. The Adviser commenced services as the investment adviser to the Fund and the Management Fee became effective on August 1, 2025. For the fiscal years ended June 30, 2023, June 30, 2024, and June 30, 2025, the Fund paid the Adviser advisory fees in the amount of $0, $0, and $0, respectively. For the one month period ended July 31, 2025, the Fund paid Shepherd Kaplan Krochuk, LLC (the former investment adviser to the Fund) advisory fees in the amount of $42,028. For the period August 1, 2025 to December 31, 2025, the Fund paid the Adviser advisory fees in the amount of $197,859.

Effective August 1, 2025, the Adviser has contractually agreed to continue to waive 0.25% of the Management Fee for the Fund until January 31, 2026. The fee waiver agreement may only be terminated prior to January 31, 2026 with the consent of the Adviser and the Fund’s Board of Trustees, and may be renewed by the Adviser in its sole discretion.

PORTFOLIO MANAGEMENT

This section includes information about Richard Blair as the portfolio manager who has ultimate responsibility for the Fund’s investment system and how it operates and who is, therefore, primarily responsible for the management of the Fund’s portfolio, including information about other accounts he manages, the dollar range of Fund Shares he owns, and how he is compensated.

Compensation. Compensation for Mr. Blair comprises a base salary with bonuses. The base salary is consistent with industry standards for his level. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). As of December 31, 2025, Mr. Blair did not own Shares of the Fund.

Other Accounts. In addition to the Fund, Mr. Blair may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). The information below is provided as of December 31, 2025, and excludes accounts where he has advisory but not discretionary authority.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Blair	0	$0	0	$0	0	$0

Conflicts of Interests. Adviser-advised accounts may have overlapping investment objectives and strategies with the Fund and will invest in private markets investments similar to those targeted by the Fund. In addition, certain Adviser employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the Fund. The Adviser uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. The Adviser has designed the allocation process and policy to be clear and objective with the intent of limiting subjective judgment. The policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the Fund and Other Accounts, the Adviser will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio, (3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) transaction sourcing or an investor’s relationship with a GP, (5) the amount of capital available for investment by a client, (6) a clients’ liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the Fund, participating in all investment opportunities that fall within its investment objectives. In fact, until the Fund has obtained co-investment exemptive relief, only those investment opportunities that are not determined to be appropriate for Other Accounts will be made available to the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Internal Revenue Code of 1986, as amended (the “Code”) (any such plan an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.

An ERISA Plan that proposes to invest in the Fund may be required to represent to the Board that it, and any fiduciaries responsible for such ERISA Plan’s investments, are aware of and understand the Fund’s investment objective; policies and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice of such affiliated persons as a basis for the decision to invest in the Fund.

Employee benefit plans or similar arrangements which are not subject to either ERISA or the related provisions of the Code may be subject to other rules governing such plans, and such plans are not addressed above; fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

ADMINISTRATOR, ACCOUNTANT, AND TRANSFER AGENT

UMB Fund Services, Inc. (or its designee) (the “Administrator”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator, fund accountant, and transfer agent of the Fund. The Administrator maintains the records of each Shareholder’s account, answers Shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s Shares, acts as dividend and distribution disbursing agent and performs other Shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and assists the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports. The Administrator prepares and/or supervises the preparation of tax returns, reports to Shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services the Administrator receives a monthly fee from the Fund based on its average net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

CHIEF COMPLIANCE OFFICER

CCO Technology, LLC d/b/a Joot (“Joot”) provides compliance consulting services, including Jessica Roeper serving in an external Chief Compliance Officer role. Under a compliance consulting agreement, Joot is paid a fixed monthly fee for its services.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, ME 04101, acts as Distributor of the Fund on a best-efforts basis, pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of the Shares. The Distributor does not receive compensation from the Fund for its distribution services, but will receive compensation for its distribution services from the Adviser. Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other person against certain liabilities. The indemnification will not apply to action of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

THE CUSTODIAN

Fifth Third Bank, National Association (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, OH 45202, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102-2529, serves as the independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Pkwy, Ste 310, Leawood, KS 66211, serves as legal counsel to the Fund.

TRUSTEES AND OFFICERS OF THE FUND

Board Responsibilities. The management and affairs of the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Fund.

The day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser and the Administrator. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, their respective investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Adviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Blair, an interested person of the Fund, serves as Chairman of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees constitute half of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee and Nominating Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as Chairman, Mr. Blair, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

Trustees and Officers of the Fund. Set forth below are the names, years of birth, position with the Fund and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. There is no stated term of office for the Trustees and officers of the Fund. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Emery Partners Income Credit Strategies Fund, 53 State Street, 23rd Floor, Boston, MA 02109.

Trustees

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Richard Blair (1988)	Chairman of the Board; Indefinite; Since 2024	Managing Member of the Adviser (2025 to present). Senior Vice President of Shepherd Kaplan Krochuk, LLC (2018 to present).	None

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Thomas Mann (1950)	Trustee; Indefinite; Since Inception	Private investor (2018 to present).	US Bank Total Fund Solution Series Trust Independent Trustee (2021 to present); Hatteras Closed End Funds Independent Director (2002 to present); Trust for Advisor Solutions (mutual fund) Independent Director (2016 to 2019)
Gregory Sellers (1959)	Trustee; Indefinite; Since Inception	Chief Financial Officer, Chief Operating Officer, Tandem Senior Living Advisors, Inc., a sales marketing firm in the senior housing industry (2015 to present).	Hatteras Closed End Funds Independent Director (2002 to present); Trust for Advisor Solutions (mutual fund) Independent Director (2016 to 2019)

Officers

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in Past 5 Years
Richard Blair (1988)	President and Chief Executive Officer; Since 2024	Senior Vice President of Shepherd Kaplan Krochuk, LLC (2018 to present).
John Bosco (1992)	Chief Financial Officer and Treasurer; Since 2024	Manager of the Adviser (2025 to present). Vice President of Shepherd Kaplan Krochuk, LLC (2021 to present). Investment Manager/Analyst of Lake Street Advisors (2017-2021).
Danielle Kulp (1981)	Secretary; Since Inception	Director of Legal Administration, Fintech Law, LLC (3/2023 – Present), Senior Consultant, Fund Governance Solutions, The Northern Trust Company (2/2022 - 3/2023); Paralegal, Strauss Troy Co., LPA (11/2020 - 2/2022); Paralegal, Practus, LLP (05/2019 - 11/2020); Self-employed Compliance Consultant (10/2018 - 05/2019); Director, Fund Governance Services, Foreside Financial Group (11/2016 - 10/2018).
Jessica Roeper (1981)	Chief Compliance Officer; Indefinite; Since Inception	Senior Compliance Officer, Joot, a compliance service provider (2021 to present).

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s Shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Mr. Blair is Managing Member of the Adviser, a Senior Vice President of Shepherd Kaplan Krochuk, LLC, and has over 10 years of experience in the financial services industry. The Fund has concluded that Mr. Blair should serve as Trustee because of his extensive experience in the financial services industry, including experience in investment management.

Mr. Mann has over 40 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank. The Fund has concluded that Mr. Mann should serve as Trustee because of the experience he gained in a variety of leadership roles with different asset management and banking institutions and his experience in and knowledge of the financial services industry.

Mr. Sellers has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer and chief operating officer of a sales and marketing firm in the senior housing industry. The Fund has concluded that Mr. Sellers should serve as Trustee because of the experience he gained in a variety of leadership roles with different institutions and his experience in and knowledge of accounting and the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Committees. The Board has established the following standing committees:

●	Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Fund’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Messrs. Mann and Sellers currently serve as members of the Audit Committee. Mr. Sellers serves as the Chair of the Audit Committee. The Audit Committee meets periodically, as necessary. The Audit Committee held one meeting prior to the date of this SAI.

●	Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees. The Nominating Committee operates under a written charter approved by the Board. The principal responsibilities of the Nominating Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing Shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s office. Messrs. Mann and Sellers currently serve as members of the Nominating Committee. Mr. Mann serves as the Chair of the Nominating Committee. The Nominating Committee meets periodically, as necessary. The Nominating Committee did not hold any meetings prior to the date of this SAI.

Fund Shares Owned by Board Members. As of the date of this SAI, none of the Trustees are a Shareholder of the Fund.

Board Compensation. The Fund paid the following compensation to the Trustees during the Fund’s fiscal year ended June 30, 2025:

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Interested Trustees
Richard Blair	$0	N/A	N/A	$0
Independent Trustees
Thomas Mann	$10,250	N/A	N/A	$10,250 for service on one (1) board and two (2) committees
Gregory Sellers	$10,250	N/A	N/A	$10,250 for service on one (1) board and two (2) committees

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in a Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Fund’s portfolio investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the portfolio investments seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the portfolio investments in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling (866) 509-1893, and on the SEC's website at www.sec.gov. The Adviser’s proxy voting policies and procedures are attached hereto as Appendix B.

CODES OF ETHICS

The Board, on behalf of the Fund, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Adviser has adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of trustees, directors, officers, and certain employees (“Access Persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are generally required to pre-clear their personal securities transactions, including private investments and IPOs and must report their holdings for monitoring purposes.  Access Persons may engage in personal securities transactions in securities that are held by the Fund, subject to the limitations of the Codes of Ethics. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of December 15, 2025, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date.

FINANCIAL STATEMENTS

Appendix A to this SAI includes the financial statements for the Fund for the six-months ended December 31, 2025. The financial statements and the report of the independent registered public accounting firm thereon appearing in the Fund’s Annual Report for the fiscal year ended June 30, 2025 have been audited by Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102-2529, and are incorporated by reference in this SAI. Such report is available upon request and free of charge by contacting the Fund at (866) 509-1893.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for, makes decisions with respect to and places orders for purchases and sales of portfolio securities and other assets for the Fund, under the general supervision of the Board of Trustees. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

In executing portfolio transactions and selecting brokers or dealers, the Adviser will typically seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. When allocating transactions to broker-dealers, the Adviser typically will consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the management fee payable to the Fund. The Adviser will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.

The Board of Trustees will periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. For the Fund’s fiscal year ended June 30, 2024, the Fund did not hold any securities of its regular brokers or dealers or their parent companies. For the fiscal years ended June 30, 2023, June 30, 2024, and June 30, 2025, the Fund paid brokerage commissions in the amount of $0, $0, and $0, respectively.

APPENDIX A – FINANCIAL STATEMENTS

Emery Partners Income Credit Strategies Fund

SCHEDULE OF INVESTMENTS

December 31, 2025 (Unaudited)

Principal Amount ($)	Security Description	Fair Value
	PRIVATE FINANCING - 20.6%
	SPECIALTY FINANCE - 20.6%
1,941,262	BISEF Loan Participation - NexGen, Revolver, 11.94%, SOFR+8.25%, 1/23/29 (a)(b)(c)(d)(g)	$1,941,262
1,707,750	Brevet IDF Offshore – NAV Loan, Term Loan, 15.00%, 10/31/26 (c)(d)(g)	1,725,000
3,000,000	KCS1 Loan Participation - Batchfire, Term Loan, 15.00%, 10/14/26 (b)(c)(d)(g)	3,000,000
1,980,000	KCS1 Loan Participation - PPD, Term Loan, 16.00%, 4/24/29 (b)(c)(d)(g)	2,000,000
11,205,184 AUD	Oceana Australian Fixed Income Trust, Class B Notes, 12.25%, 9/27/28 (c)(d)(g)	7,468,629
	TOTAL PRIVATE FINANCING - (Cost $16,143,289)	16,134,891

Units
	PRIVATE FUNDS - 81.4%
	SPECIALTY FINANCE - 62.3%
5,109,339	BasePoint Income Solutions Evergreen Fund, L.P. (c)(g)	5,588,086
1,894,972	Brevet Direct Lending - Short Duration Fund, L.P. (c)(e)(g)	1,949,118
2,061,021	Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class) (c)(e)(g)	2,658,500
2,618,389	Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class) (c)(e)(g)	2,325,805
396,446	Brevet Direct Lending - Short Duration Fund, L.P. (V, X, & S2 V.II) (c)(e)(g)	483,980
262,909	Brevet Direct Lending - Short Duration Fund, L.P. (V.II, X, & S2 V.II) (c)(e)(g)	334,184
2,500,000	Evolution Credit Partners Trade Finance, L.P. (c)(e)(g)	2,423,232
2,100,983	Orthogon Partners III, L.P. (c)(e)(g)	1,215,947
1,504,600	Siguler Guff Brazil Special Situations Fund III, LP (c)(e)(g)	1,931,896
11,099,607	SP Credit Fund, LP - Series C-AIF (c)(e)(g)	12,745,006
4,000,000	Sundance Debt Partners, LP (c)(g)	4,000,000
8,176,762	Treville Credit Fund, LP (c)(e)(g)	7,478,704
3,265,156	VICOF II Feeder, L.P. (c)(e)(g)	4,168,327
1,353,795	YieldPoint Stable Value Fund, L.P. - Founders Series B Interests (c)(g)	1,414,950
132,118	YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5 (c)(e)(g)	106,042
		48,823,777
	SPECIAL PURPOSE VEHICLES - 19.1%
11,581,210	Piratella HM-RPA, LLC (c)(e)(g)	14,975,797
		14,975,797

	TOTAL PRIVATE FUNDS - (Cost $58,057,307)	63,799,574

Shares
	SHORT-TERM INVESTMENTS - 4.3%
	MONEY MARKET FUNDS - 4.3%
3,373,292	Federated Hermes Treasury Obligations Fund, Institutional Class, 3.63% (f)(g)	3,373,292
	TOTAL SHORT-TERM INVESTMENTS - (Cost $3,373,292)	3,373,292

	TOTAL INVESTMENTS - 106.3% - (Cost $77,573,888)	83,307,757
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.3)%	(4,944,833)
	NET ASSETS - 100.0%	$78,362,924

SOFR - Secured Overnight Financing Rate

AUD - Australian Dollar

(a)	Floating rate security. Rate shown is the rate effective as of period end.
(b)	All or a portion of the security was made through a participation.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the total market value of 144A securities is $79,934,465 or 102% of net assets.
(d)	Value was determined using significant unobservable inputs.
(e)	Non-income producing security.
(f)	Rate disclosed is the seven day effective yield as of December 31, 2025.
(g)	As of December 31, 2025 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $83,307,757 as of December 31, 2025.

Emery Partners Income Credit Strategies Fund

SCHEDULE OF INVESTMENTS

December 31, 2025 (Unaudited) (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
BasePoint Income Solutions Evergreen Fund, L.P.	3/14/2023	$5,109,339
Brevet Direct Lending - Short Duration Fund, L.P.	3/14/2023	1,894,972
Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class)	3/14/2023	2,061,021
Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class)	3/14/2023	2,618,389
Brevet Direct Lending - Short Duration Fund, L.P. (V, X, & S2 V.II)	9/27/2024	396,446
Brevet Direct Lending - Short Duration Fund, L.P. (V.II, X, & S2 V.II)	9/27/2024	262,909
Evolution Credit Partners Trade Finance, L.P.	1/1/2024	2,500,000
Orthogon Partners III, L.P.	5/1/2023	2,100,983
Siguler Guff Brazil Special Situations Fund III, LP	11/8/2024	1,504,600
SP Credit Fund, LP - Series C-AIF	2/14/2024	11,099,607
Sundance Debt Partners, LLC	3/14/2023	4,000,000
Treville Credit Fund, LP	10/25/2024	8,176,762
VICOF II Feeder, L.P.	6/18/2024	3,265,156
YieldPoint Stable Value Fund, L.P. - Founders Series B Interests	3/14/2023	1,353,795
YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5	6/1/2024	132,118
Piratella HM-RPA, LLC	11/20/2024	11,581,210
		$58,057,307

Emery Partners Income Credit Strategies Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2025 (Unaudited)

	Number of Contracts	Expiration Date	Notional Amount	Value & Unrealized Appreciation/ (Depreciation)
SALE CONTRACTS
Australian Dollar Futures - March 2026 (a)	(118)	2/18/2026	$(7,817,028)	$(57,112)
Brazilian Dollar Futures - February 2026 (a)	(110)	3/18/2026	(1,967,425)	(21,375)
TOTAL SALES CONTRACTS			$(9,784,453)	$(78,487)

TOTAL FUTURES CONTRACTS			$(9,784,453)	$(78,487)

(a)	Chicago Mercantile Exchange (“CME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts.

Emery Partners Income Credit Strategies Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025 (Unaudited)

Assets
Investments, at fair value (cost $77,573,888)	$83,307,757
Cash and cash equivalents	164,131
Cash held by broker for futures contracts	486,554
Receivables:
Receivables for investments sold	7,072,919
Interest receivable	68,434
Fund shares sold	24,681
Dividends receivable	147,194
Prepaid and other assets	4,114
Total Assets	91,275,784

Liabilities
Unrealized depreciation on open futures contracts	78,487
Payables:
Secured revolving credit facility	7,986,880
Fund shares redeemed	4,150,665
Investments purchased	475,000
Accounting and administration fees	50,592
Legal fees	50,000
Investment Advisory fees	49,887
Interest on secured revolving credit facility	27,951
Audit fees	10,750
Transfer agency fees	6,000
Trustees’ fees and expenses	6,000
Custody fees	2,648
Other accrued expenses	18,000
Total Liabilities	12,912,860

Net Assets	$78,362,924

Commitments and Contingencies (see Note 4)
Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$78,903,272
Total distributable earnings (deficit)	(540,348)
Net Assets	$78,362,924

Number of Shares Outstanding (unlimited number of shares authorized)	7,910,572

Net asset value per Share	$9.91

See accompanying notes to financial statements.

Emery Partners Income Credit Strategies Fund

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2025 (Unaudited)

Income
Dividends	$870,475
Interest	694,384
Total Income	1,564,859

Expenses
Investment Advisory fees	322,328
Legal Expense	145,110
Excise tax expense	133,206
Interest expense	113,820
Fund accounting and administration fees	60,627
Miscellaneous Fees	53,932
Chief Compliance Officer fees	16,174
Transfer agency fees and expenses	14,176
Trustees' fees and expenses	13,000
Audit Fees	11,250
Custody fees	5,248
Total Expenses	888,871

Investment Advisory fees waived	(82,441)
Net Expenses	806,430
Net Investment Income	758,429

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	168,831
Futures contracts	(202,731)
Net realized gain (loss)	(33,900)
Net change in unrealized appreciation (depreciation) on:
Investments	4,414,556
Futures contracts	41,967
Net unrealized appreciation (depreciation)	4,456,523

Net Realized and Unrealized Gain (Loss)	4,422,623

Net Increase (Decrease) in Net Assets from Operations	$5,181,052

See accompanying notes to financial statements.

Emery Partners Income Credit Strategies Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2025 (Unaudited)	For the Year Ended June 30, 2025
Operations
Net investment Income (loss)	$758,429	$2,022,454
Net realized gain (loss) on investments and futures contracts	(33,900)	1,865,772
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,456,523	(590,732)
Net Increase (Decrease) in Net Assets from Operations	5,181,052	3,297,494

Distributions to shareholders
From distributable earnings	(2,750,125)	(5,856,604)
Net Change in Net Assets from distributions to Investors	(2,750,125)	(5,856,604)

Capital Share Transactions
Shares issued	4,258,328	4,770,786
Reinvested distributions	911,400	1,680,186
Shares repurchased	(4,262,146)	(11,799,932)
Net Change in Net Assets from Capital Transactions	907,582	(5,348,960)

Total Increase (Decrease)	3,338,509	(7,908,070)

Net Assets
Beginning of year	75,024,415	82,932,485
End of year	$78,362,924	$75,024,415

Share Activity
Shares sold	430,012	480,872
Shares reinvested	94,612	174,004
Shares repurchased	(430,449)	(1,214,930)
Net increase (decrease) in shares	94,175	(560,054)

Shares outstanding
Beginning of year	7,816,397	8,376,451
End of year	7,910,572	7,816,397

See accompanying notes to financial statements.

Emery Partners Income Credit Strategies Fund

Statement of Cash Flows

For the Six Months Ended December 31, 2025 (Unaudited)

Cash flows provided by (used in) operating activities:
Net Increase in Net Assets from Operations	$5,181,052
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Net realized gain from investments	(168,831)
Net change in unrealized appreciation/(depreciation) on investments	(4,456,523)
Purchases of investments	(9,371,351)
Sales of investments	8,796,386
Change in short-term investments, net	(1,542,058)
Increase/(Decrease) in assets:
Receivable for investments sold	(5,062,105)
Investment Funds purchased in advance	52,000
Dividends receivable	(105,363)
Interest receivable	12,932
Prepaid and other assets	8,228
Increase/(Decrease) in liabilities:
Interest on secured revolving credit facility	50,592
Investments purchased	475,000
Investment Advisory fees	(211,597)
Accounting and administration fees	(30,486)
Audit fees	7,951
Legal fees	750
Transfer agency fees	(4,000)
Custody fees	148
Other accrued expenses	2,500
Net Cash provided by Operating Activities	(6,364,775)

Cash flows provided by (used in) financing activities:
Proceeds from Shares issued	4,233,647
Payments for Shares repurchased	(4,060,818)
Distributions to shareholders, net of reinvestments	(1,838,725)
Proceeds from secured revolving credit facility	11,000,000
Payments on secured revolving credit facility	(3,013,120)
Net Cash provided by (used in) Financing Activities	6,320,984

Net change in cash	(43,791)

Cash
Cash, beginning of period	694,476
Cash at end of period	$650,685

Non cash financing activities not included herein consist of $911,400 of reinvested dividends.

Emery Partners Income Credit Strategies Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended December 31, 2025 (Unaudited)		For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period March 14, 2023* through June 30, 2023

Net Asset Value, Beginning of Period	$9.60		$9.90	$10.02	$10.00
Income from investment operations:
Net investment gain (loss) (1)	0.10		0.25	0.42	0.20
Net realized and unrealized gain (loss) on investments	0.55		0.15	0.27	0.06
Total from investment operations:	0.65		0.40	0.69	0.26

Less Distributions to Investors from:
Net investment income	(0.34)		(0.69)	(0.81)	(0.20)
Return of capital	-		-	-	(0.04)
Realized capital gain	-		(0.01)	-	-
Total Distribution	(0.34)		(0.70)	(0.81)	(0.24)

Net Asset Value, End of Period	$9.91		$9.60	$9.90	$10.02

Total Return	6.91	%(2)	4.14%	7.22%	8.70	%(2)

Net assets, end of period (in thousands)	$78,363		$75,024	$82,932	$68,508

Net investment gain (loss) to average net assets (4)	2.57	%(3)	2.51%	4.26%	6.61	%(3)
Net investment gain (loss) to average net assets (including excise tax expense and interest expense) (4)	1.93	%(3)	2.51%	4.26%	6.61	%(3)
Ratio of net expenses to average net assets (4)(5)	1.43	%(3)	1.32%	1.48%	1.41	%(3)
Ratio of net expenses to average net assets (including excise tax expense and interest expense) (4)(5)	2.07	%(3)	1.32%	1.48%	1.41	%(3)

Portfolio turnover rate	11.24	%(2)	19.33%	25.30%	5.69	%(2)

*	Commencement of Operations
(1)	Based on average shares outstanding for the period.
(2)	Not annualized.
(3)	Annualized.
(4)	These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Schedule of Investments.
(5)	Effective August 1, 2025, the Adviser increased its management fee from 0.65% to 0.85% and agreed to waive 0.25% of the management fee until January 31, 2026.

See accompanying notes to financial statements.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

December 31, 2025

(1)	Organization

Emery Partners Income Credit Strategies Fund (formerly known as, SKK Access Income Fund) (the “Fund”) was organized as a Delaware limited partnership on October 20, 2020 and converted to a Delaware statutory trust on March 14, 2023. The Fund operates as a non-diversified, closed-end management investment company that offers its shares to "accredited investors" within the meaning of Regulation D under the Securities Act of 1933 (the "Securities Act"). Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act and analogous exemptions under state securities laws. On July 25, 2025, Fund shareholders approved the transfer of the investment management of the Fund from Shepherd Kaplan Krochuk, LLC to Emery Partners LLC (“Emery”) and Emery commenced serving as the Fund’s investment adviser (the “Adviser”) on August 1, 2025. The Fund's Declaration of Trust (the "Declaration of Trust") authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest of the Fund ("Shares"), each of which represents an equal proportionate interest in the Fund with each other Share. Currently, the Fund offers one class of Shares. The Declaration of Trust provides that the Board may create additional classes of Shares. The primary investment objective of the Fund is to seek to provide current income and, secondarily, long-term capital appreciation. The investment objective of the Fund is non- fundamental and, therefore, may be changed without the approval of the shareholders of the Fund (the “Shareholders”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Fund's investment adviser to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Fund's investment adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund's investment decisions.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

(a)	Portfolio Valuation

The Board of Trustees (the “Board”) of the Fund has adopted pricing and valuation procedures (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with GAAP as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser as the Fund's valuation designee (the "Valuation Designee") to perform the fair valuation determinations for investments held by the Fund. In performing these determinations, the Valuation Designee utilizes a Valuation Committee comprised of individuals assigned by the Fund's investment adviser. The Valuation Designee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In addition, the Fund may engage an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Public Investments are generally valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. Debt instruments are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations. Short-term debt securities, which have a maturity date of 60 days or less, and of sufficient credit quality, are valued at amortized cost.

Underlying private investments are valued based on the Valuation Designee’s assessment and valuation determination of the underlying private investments. For these private investments, the Valuation Designee may use practical expedient or determine fair value under ASC 820 hierarchy determine its own proprietary valuation (level 3). See Note 4 below for more information on valuation and ASC 820.

In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Fund's investment adviser.

(b)	Investment Transactions

Investment transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses are calculated on a specific identified cost basis.

(c)	Income Recognition

The Fund recognizes income from underlying private investments based upon distributions from such investments. Distributions reflect underlying investment income recognized as earned. The Fund recognizes income on the accrual methodology for public investments. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

(d)	Foreign Currency Translation

The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each NAV period. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(e)	Income Taxes

The Fund has and intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund will file tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

At June 30, 2025, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments for tax purposes	$79,613,457

Gross tax unrealized appreciation	3,623,154
Gross tax unrealized (depreciation)	(6,629,264)
Net tax unrealized appreciation / (depreciation) on investments	$(3,006,110)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

As of June 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$343,696
Undistributed long-term capital gains	-
Accumulated capital and other losses	(188,407)
Unrealized appreciation (depreciation) on investments	(3,006,110)
Unrealized appreciation (depreciation) on futures	(120,454)
Total distributable earnings	$(2,971,275)

(f)	Distribution of Income and Gains

Income distributions and capital gain distributions are determined in accordance with the Fund’s distribution policies and income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP. If the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify Shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Final determination of a distribution’s tax character will be provided to Shareholders when such information is available. Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

The tax character of distributions paid during the fiscal years ended June 30, 2025 and June 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$5,856,604	$6,792,438
Return of Capital	-	-
Total distributions paid	$5,856,604	$6,792,438

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

	Increase (Decrease)
Paid-in Capital		Total Accumulated Deficit
$228,081		$(228,081)

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), participation in the DRIP is not automatic. Shareholders must affirmatively elect on a Subscription Agreement to participate in the DRIP. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRIP, the Fund's distributions to Shareholders are reinvested in full and fractional shares.

(g)	Repurchase Offers

The Fund, from time to time, may provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders ("Repurchase Offers"). Repurchase Offers will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the Repurchase Offer, which will precede the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date.

The Fund's investment adviser will recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from Shareholders generally on a semi-annual basis. The Fund's investment adviser expects that, generally, it will recommend to the Board that each semi-annual Repurchase Offer should apply to no more than 5% of the net assets of the Fund, although the Fund's investment adviser may recommend that a greater or lesser amount be repurchased at their discretion. The Fund's investment adviser also may recommend that the Board approve repurchases of Fund Shares more frequently than semi-annually.

The results of the repurchase offers conducted for the six months ended December 31, 2025 are as follows:

Commencement Date	Repurchase Request Deadline	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased
September 4, 2025	October 1, 2025	$9.91	418,836	$4,150,665

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

(h)	Purchase Offers

The Fund may accept direct orders for initial and additional purchase of shares. Good order purchases are effective as of the first business day of each calendar quarter.

(i)	Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, management expects the risk of loss to be remote.

(j)	Borrowing, Use of Leverage

On June 26, 2025, the Fund entered into a secured revolving credit facility (the “Facility”), with AVIDBANK (the “Lender”). The Facility provides for borrowings on a committed basis in an aggregate principal amount up to $10,000,000. The Facility matures on June 25, 2026. In connection with the Facility, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including but not limited to: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; (iii) a change of control of the Fund; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lender may declare the outstanding advances and all other obligations under the Facility immediately due and payable. From the inception of the Facility through December 31, 2025, the average balance outstanding, maximum borrowing amount, interest rate at period end and weighted average interest rate were $4,117,572, $7,986,880, 6.75%, and 7.18%, respectively. The interest expense during the year ended December 31, 2025 was $111,346.

(3)	Agreements

The Fund was party to an investment advisory agreement with the Adviser beginning on August 1, 2025, and the Fund’s investment advisory agreement with Shepherd Kaplan Krochuk, LLC (the former investment adviser to the Fund) ended on July 31, 2025. The Fund pays the Adviser a Management Fee, accrued daily and payable monthly, at the annual rate of 0.85% of the average daily Managed Assets of the Fund. “Managed Assets” includes the value of all securities, loans and the amount of any leverage (portfolio or structural) the Fund may have, minus operating expenses of the Fund. Effective August 1, 2025, the Adviser contractually agreed to continue to waive 0.25% of the Management Fee for the Fund until January 31, 2026. For the six months ended December 31, 2025, the Fund incurred a Management Fee of $239,887, which includes $82,441 in Management Fees waived.

UMB Fund Services, Inc. (or its designee) (“Fund Administrator”) serves as the Fund’s administrator, fund accountant, and transfer agent and performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Fund Administrator a fee based on the average net assets of the Fund (subject to certain minimums) and will reimburse the Fund Administrator for out-of-pocket expenses.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

Fifth Third Bank, National Association, serves as the Fund’s custodian.

CCO Technology, LLC d/b/a Joot (“Joot”) provides compliance consulting services, including an external Chief Compliance Officer role. Under a compliance consulting agreement, Joot is paid a fixed monthly fee for its services.

(4)	Fair Value of Investments

Investments may be carried at fair value, to the extent necessary. The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available given the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Valuation Procedures provide that the Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Fund's investment adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

The actual returns realized by a Private Markets Investment Fund on the disposition of its investments, and thus the returns realized by the Fund on its investment in such Private Markets Investment Fund, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Private Markets Investment Fund manager’s valuations are based. The Fund's investment adviser and the Fund have no oversight or control over the implementation of a Private Markets Investment Fund manager’s valuation process.

In reviewing the valuations provided by Private Markets Investment Fund managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Fund's investment adviser will consider such information and may conclude in certain circumstances that the information provided by the Private Markets Investment Fund manager does not represent the fair value of a particular Private Markets Investment Fund or direct private equity.

In accordance with the Valuation Procedures, the Fund's investment adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Private Markets Investment Fund manager, or whether to adjust such value to reflect a premium or discount to such NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s investments carried at fair value:

Security Classification (a)	Level 1	Level 2	Level 3	Investments Valued at NAV (c)	Total
Assets
Investments
Private Financing	$-	$-	$16,134,891	$-	$16,134,891
Private Funds	-	-	-	63,799,574	63,799,574
Short-Term Investments (b)	3,373,292	-	-	-	3,373,292
Total Investments	$3,373,292	$-	$16,134,891	$63,799,574	$83,307,757

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

Other Financial Instruments(d)
Futures Contracts	$(78,487)	$-	$-	$-	$(78,487)

(a)	As of the six months ended December 31, 2025, the Fund held 5 security that were considered to be a “Level 3” security (those valued using significant unobservable inputs).
(b)	All money market funds held in the Fund are Level 1 securities. For a detailed break-out of security by industry, please refer to the Schedule of Investments.
(c)	The Fund's investments in underlying funds are measured using NAV as a practical expedient and not categorized within the fair value hierarchy.
(d)	Other financial instruments are derivative instruments, such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Private Financing
Balance as of July 1, 2025	$7,374,257
Purchases	8,687,750
Sales	(58,738)
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	131,622
Transfers in	-
Transfers out	-
Balance as of December 31, 2025	$16,134,891

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

Investments	Fair Value		Valuation Technique(s)	Unobservable Inputs	Range of Input
BISEF Loan Participation - NexGen, Revolver, 11.94%, SOFR+8.25%, 1/23/29	1,941,262		Par	Outstanding Principal	1,941,262
Brevet IDF Offshore – NAV Loan, Term Loan, 15.00%, 10/31/26	1,725,000		Par	Outstanding Principal	1,725,000
KCS1 Loan Participation - Batchfire, Term Loan, 15.00%, 10/14/26	3,000,000		Par	Outstanding Principal	3,000,000
KCS1 Loan Participation - PPD, Term Loan, 16.00%, 4/24/29	2,000,000		Par	Outstanding Principal	2,000,000
Oceana Australian Fixed Income Trust, Class B Notes, 12.25%, 9/27/28	7,468,629	(a)	Cost	Net Asset Value per Share	AU$1.00

(a)	The investment is denominated in Australian Dollars (AUD). As such, the valuation reflects the cost of the security converted from AUD to US Dollars, which results in fluctuations in the Fair Value.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
BasePoint Income Solutions Evergreen Fund, L.P.	Private Funds	5,109,339	5,588,086	-	Quarterly	Withdrawals are permitted quarterly, subject to a 2-year lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P.	Private Funds	1,894,972	1,949,118	-	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class)	Private Funds	2,061,021	2,658,500	-	Semi-Annual	Withdrawals are permitted semi-annually, subject to a 2-year lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class)	Private Funds	2,618,389	2,325,805	-	None	None	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (V, X, & S2 V.II)	Private Funds	396,446	483,980	-	None	None	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (V.II, X, & S2 V.II)	Private Funds	262,909	334,184	-	None	None	Indefinite
Evolution Credit Partners Trade Finance, L.P.	Private Funds	2,500,000	2,423,232	-	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year lockup period. Withdrawal notification is 90 days	Indefinite
Orthogon Partners III, L.P.	Private Funds	2,100,983	1,215,947	970,059	None	None	7 years following the initial close with subject to two one-year extensions
Piratella HM-RPA, LLC	Private Funds	11,581,210	14,975,797	-	None	None	Indefinite
Siguler Guff Brazil Special Situations Fund III, LP	Private Funds	1,504,600	1,931,896	2,572,000	None	None	8 years following the final close with subject to two one-year extensions
SP Credit Fund, LP - Series C-AIF	Private Funds	11,099,607	12,745,006	-	Annually	Withdrawals are permitted annually, subject to a 2-year lock up period with a 33.33% investor level gate applied.	Indefinite
Sundance Debt Partners, LLC	Private Funds	4,000,000	4,000,000	-	Quarterly	Withdrawals are permitted quarterly, subject to a 2-year lockup period. Withdrawals are processed via tender process.	Indefinite
Treville Credit Fund, LP	Private Funds	8,176,762	7,478,704	-	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period. Withdrawal notification is 90 days	Indefinite
VICOF II Feeder, L.P.	Private Funds	3,265,156	4,168,327	0	None	None	8 years following the final close with subject to two one-year extensions
YieldPoint Stable Value Fund, L.P. - Founders Series B Interests	Private Funds	1,353,795	1,414,950	-	Quarterly	No lock-up. Withdrawals are permitted quarterly with 45 days' notice	Indefinite
YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5	Private Funds	132,118	106,042	-	None	None	Indefinite
Total		$ 58,057,307	$ 63,799,574	$ 3,542,059

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

(5)	Derivative Transactions

The Fund may buy or sell futures to increase exposure to the market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Fund may invest in futures in this way to achieve a desired portfolio exposure. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker) and are recorded within Deposit with Brokers on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a monthly basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the fund’s Statement of Operations.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of December 31, 2025, for the Fund was as follows:

		Fair Value
Type of Derivative	Commodity Risk	Asset Derivatives	Liability Derivatives	Average Quarterly Notional Value During the Six Months Ended December 31, 2025 (a)
Future Contracts	Unrealized appreciation/depreciation of open future contracts	$-	$78,487	$(9,852,625)

(a)	The Fund considers the average quarterly notional amounts during the year, categorized by primary underlying risk, to be representative of its derivate activities for the six months ended December 31, 2025.

For the six months ended December 31, 2025, financial derivative instruments had the following effect on the Statement of Operations for the Fund:

Type of Derivative	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)
Future Contracts	$(202,731)	$41,967
Total	$(202,731)	$41,967

(6)	Investment Transactions and Associated Risks

For the six months ended December 31, 2025, purchases and sales of investments, excluding short-term investments and futures contracts, were $9,371,351 and $8,796,386, respectively.

Associated Risks - The Fund’s investments expose it to various risks. For further information on the Fund’s risks, please refer to the Fund’s prospectus and statement of additional information.

(7)	Risks and Uncertainties

Investment in the Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year.

Investor Eligibility and Restrictions on Transferability and Resale - Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act and analogous exemptions under state securities laws. Investment in the Fund may be made only by entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described in the Fund's prospectus. Shares will not be listed on a public exchange. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Emery Partners Income Credit Strategies Fund

NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2025

Market Disruption and Geopolitical Events - Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics, or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

(8)	Subsequent Events

The Fund noted no subsequent events that require disclosure in or adjustment to the Financial Statements.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Emery Partners Income Credit Strategies Fund (the “Fund”) have adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s Shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its Shareholder’s investments. Emery Partners LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its Shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other Shareholders (i.e., “echo vote”).

1.  Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2.  Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to Shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1A a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.  Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) Shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4.  Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

a.  Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of Shareholders of the Fund owning the portfolio securities voted.

b.  Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

c.  The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act, and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of Shareholders of the Fund which owns the portfolio securities voted, as applicable.

5.  Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6.  Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year. The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

7.  Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Adopted: March 15, 2023

Part C: Other Information

Item 25. Financial Statements and Exhibits.

(1)	Financial Statements

Included in Part A:

Financial Highlights for the six-months ended December 31, 2025.

Financial Highlights for the fiscal year ended June 30, 2025.

Financial Highlights for the fiscal year ended June 30, 2024.

Financial Highlights for the fiscal year ended June 30, 2023.

Included in Part B:

Financial statements for the six-months ended December 31, 2025.

Financial statements appearing in the Registrant’s Annual Report for the year ended June 30, 2025 are incorporated into Part B by reference to the Registrant’s Annual Report dated June 30, 2025.

Financial statements appearing in the Registrant’s Annual Report for the year ended June 30, 2024 are incorporated into Part B by reference to the Registrant’s Annual Report dated June 30, 2024.

Financial statements appearing in the Registrant’s Annual Report for the year ended June 30, 2023 are incorporated into Part B by reference to the Registrant’s Annual Report dated June 30, 2023.

(2)	Exhibits

(a)(i)	Certificate of Trust – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(a)(ii)	Agreement and Declaration of Trust – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(b)	By-Laws – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(c)	Not applicable.

(d)	Instruments Defining Rights of Shareholders – none other than the Declaration of Trust and By-laws.

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Advisory Agreement between Registrant and Emery Partners LLC (the “Adviser”) – previously filed with the Registrant's Registration Statement on August 1, 2025 (File No. 811-23856) and is incorporated herein by reference.

(h)(i)(1)	Form of Distribution Agreement among the Registrant, the Adviser, and Foreside Financial Services, LLC - previously filed with the Registrant's Registration Statement on January 16, 2026 (File Nos. 333-29066; 811-23856) and is incorporated herein by reference.

(i)	Not applicable.

(j)	Form of Custody Agreement between Registrant and Fifth Third Bank, National Association – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(k)	Other Material Contracts:

(i)	Form of Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc. on March 20, 2024 (File No. 811-23856) and is incorporated herein by reference.

(ii)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. on March 20, 2024 (File No. 811-23856) and is incorporated herein by reference.

(iii)	Form of Compliance and CCO Services Agreement between the Registrant and CCO Technology, LLC (d/b/a Joot) – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(iv)	Advisory Fee Waiver Agreement between Registrant and Emery Partners LLC (the “Adviser”) – previously filed with the Registrant's Registration Statement on August 1, 2025 (File No. 811-23856) and is incorporated herein by reference.

(v)	Form of Loan and Security Agreement between Registrant and Avidbank – previously filed with the Registrant's Registration Statement on January 16, 2026 (File Nos. 333-29066; 811-23856) and is incorporated herein by reference.

(l)	Opinion and consent of counsel for Registrant – previously filed with the Registrant's Registration Statement on January 16, 2026 (File Nos. 333-29066; 811-23856) and is incorporated herein by reference.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	Code of Ethics:

(i)	The Code of Ethics for the Registrant – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(ii)	The Code of Ethics for the Adviser – previously filed with the Registrant’s Registration Statement on March 17, 2023 (File No. 811-23856) and is incorporated herein by reference.

(s)	Not applicable.

Item 26. Marketing Arrangements.

Not applicable.

Item 27. Other Expenses of Issuance and Distribution.

Not applicable.

Item 28. Persons Controlled by or Under Common Control.

None.

Item 29. Number of Holders of Securities.

As of November 30, 2025

Title of Class	Number of Record Holders
Common Shares	166

Item 30. Indemnification.

Section 2 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) states that the Trust shall indemnify and advance expenses to its currently acting and former Trustees to the fullest extent that indemnification of Trustees is permitted by the Delaware Statutory Trust Act (the “Delaware Act”). The Trust shall indemnify and advance expenses to its currently acting and former officers to the same extent as its Trustees and to such further extent as is consistent with law. The Board of Trustees may by By-law, resolution or agreement make further provision for indemnification of Trustees, officers, employees and agents to the fullest extent permitted by the Delaware Act. No provision of this Article VII, Section 2 shall be effective to protect or purport to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein. No amendment to the Declaration of Trust shall affect the right of any person under this Section 2 based on any event, omission or proceeding prior to such amendment.

The Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser.

Information as to the managers and officers of Emery Partners LLC, the Registrant's investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its registration as an investment adviser on Form ADV (File No. 801-77736) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Registrant and the Adviser at 53 State Street, 23rd Floor, Boston, MA 02109. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are kept by the Fund’s administrator, fund accountant, and transfer agent, UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or its custodian Fifth Third Bank, National Association, 38 Fountain Square Plaza, Cincinnati, OH 45202.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  The Registrant hereby undertakes:

(a)  to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)  that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)  that, for the purpose of determining liability under the Securities Act to any purchaser:

(i)  if the Registrant is relying on Rule 430B:

(A)  Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)  that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)  free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)  the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)  Not applicable.

(5)  Not applicable.

(6)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on January 23, 2026.

EMERY PARTNERS INCOME CREDIT STRATEGIES FUND

By:	/s/ Richard Blair
Name:	Richard Blair
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Richard Blair	Trustee, President and Principal Executive Officer	January 23, 2026
Richard Blair

/s/ John Bosco	Treasurer, Principal Financial Officer, and Principal Accounting Officer	January 23, 2026
John Bosco

/s/ Thomas Mann	Trustee	January 23, 2026
Thomas Mann

/s/ Gregory Sellers	Trustee	January 23, 2026
Gregory Sellers

INDEX OF EXHIBITS

Exhibits

(n) Consent of Independent Registered Public Accounting Firm